HEARTLAND GROUP, INC.

Heartland Select Value Fund

790 North Water Street, Suite 1200

Milwaukee, Wisconsin 53202

Telephone: (800) 432-7856

www.heartlandadvisors.com

July 24, 2020

Dear Shareholder,

We wish to provide you with some important information concerning your investment. After careful consideration, the Board of Directors of Heartland Group, Inc. (“HGI”) has unanimously approved the reorganization of the Heartland Select Value Fund (the “Target Fund”), a series of HGI, with and into the Heartland Mid Cap Value Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), also a series of HGI (together, the “Reorganization”). The Reorganization is subject to approval by shareholders of the Target Fund at a special meeting of shareholders of the Target Fund to be held on September 28, 2020.

If shareholders of the Target Fund approve the Reorganization, your shares would be exchanged for shares of the Acquiring Fund equal in value to the shares of the Target Fund that you currently hold. Heartland Advisors, Inc. serves as the investment adviser to both the Target Fund and the Acquiring Fund. Both Funds have similar investment objectives and are managed using a value-based investment strategy. Both Funds have the same management fee at current asset levels. While each class of the Acquiring Fund currently has higher gross expenses than the corresponding class of the Target Fund, Target Fund shareholders are expected to experience lower net expenses as a result of the Reorganization.

Heartland Advisors, Inc., the investment adviser to the Funds, recommended the Reorganization to the Board of Directors of Heartland Group, Inc. The Board and Heartland Advisors, Inc. have recommended this proposal for the following reasons, as discussed in more detail in the proxy statement:

·	The combined Fund is expected to attract new shareholders and, therefore, benefit all shareholders.

·	The Funds have similar investment objectives, strategies and risks.

·	The Reorganization is expected to qualify as tax-free to shareholders of the Target Fund.

Based on these and other factors, the Board of Directors believes that the Reorganization is in the best interest of the Target Fund and its shareholders and the interests of the existing shareholders of the Funds will not be diluted. Accordingly, the Board of Directors of HGI recommends you vote FOR the proposed Reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The Proxy Statement/Prospectus provides greater detail about the proposal. Please read the enclosed materials carefully and vote FOR the proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the special meeting:

·	Mail: Complete and return the enclosed proxy card(s).

·	Internet: Access the website shown on your proxy card(s) and follow the online instructions.

·	Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

·	In person: Attend the special meeting on September 28, 2020.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Fund.

Sincerely,

/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer and President
Heartland Group, Inc.

HEARTLAND GROUP, INC.

Heartland Select Value Fund

790 North Water Street, Suite 1200

Milwaukee, Wisconsin 53202

Telephone: (800) 432-7856

www.heartlandadvisors.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 28, 2020

Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Heartland Select Value Fund (the “Target Fund”), a series of Heartland Group, Inc. (“HGI”), will be held on Monday, September 28, 2020, at 10:00 a.m., local time, at the offices of Heartland Advisors, Inc., 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202, for the purpose of considering the following proposal, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Heartland Select Value Fund will be reorganized with and into the Heartland Mid Cap Value Fund, and the transactions it contemplates.

The Board of Directors of HGI recommends that shareholders vote FOR the proposal. Only shareholders of record of the Target Fund at the close of business on July 8, 2020, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

/s/ Vinita K. Paul
Vinita K. Paul
Vice President, Secretary and Chief Compliance Officer
Heartland Group, Inc.

Milwaukee, Wisconsin
July 24, 2020

As a shareholder of the Target Fund, you are asked to attend the Meeting either in person or by proxy. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of HGI a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting.

PROXY STATEMENT/PROSPECTUS

Dated July 24, 2020

FOR THE REORGANIZATION OF

HEARTLAND SELECT VALUE FUND

into

HEARTLAND MID CAP VALUE FUND

Each a series of Heartland Group, Inc.

790 North Water Street, Suite 1200

Milwaukee, Wisconsin 53202

Telephone: (800) 432-7856

www.heartlandadvisors.com

This Proxy Statement/Prospectus (“Proxy Statement”) contains the information you should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Heartland Group, Inc. (“HGI”) for use at the special meeting (the “Meeting”) of shareholders of the Heartland Select Value Fund (the “Target Fund”) to be held on Monday, September 28, 2020, at 10:00 a.m., local time, at the offices of Heartland Advisors, Inc., 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202, and any adjournments or postponements thereof. At the Meeting, shareholders of the Target Fund will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Target Fund with and into the Heartland Mid Cap Value Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”). Each of the Target Fund and the Acquiring Fund is a series of HGI, an open-end investment management company organized as a Maryland corporation. The Target Fund’s investment objective is to seek long-term capital appreciation, and the Acquiring Fund’s investment objective is similar to the Target Fund’s: long-term capital appreciation and modest current income.

Under the Reorganization Agreement, as of the closing date of the reorganization, shareholders of the Target Fund will receive shares of the applicable class of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares of the applicable class of the Target Fund, as follows:

Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Investor Class	Investor Class
Institutional Class	Institutional Class

If you need additional copies of this Proxy Statement or the proxy card, please e-mail clientservice@heartlandfunds.com or call (800) 432-7856 (toll free). Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call (414) 347-7777. For a free copy of the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2019, please contact HGI at the telephone number and address listed below or visit the Funds’ website at www.heartlandadvisors.com.

A copy of the form of the Reorganization Agreement is attached to this Proxy Statement as Appendix A.

This Proxy Statement sets forth the basic information you should know before voting on the proposal and investing in the Acquiring Fund. You should read it and keep it for future reference. It is both a Proxy Statement for the Meeting and a Prospectus for the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein:

·	The Statement of Additional Information relating to transactions described herein, dated July 24, 2020 (File No. 333-239401) (the “Reorganization SAI”);

·	The Annual Report to Shareholders, with respect to the Target Fund and the Acquiring Fund, for the fiscal year ended December 31, 2019 (File No. 811-04982) (the “Annual Report”);

·	The Prospectus of the Target Fund, dated May 1, 2020 (File Nos. 033-11371; 811-4982) (the “Target Fund Prospectus”);

·	The Prospectus of the Acquiring Fund, dated May 1, 2020 (File Nos. 033-11371; 811-4982) (the “Acquiring Fund Prospectus” and together with the Target Fund Prospectus, the “Fund Prospectus”); and

·	The Statement of Additional Information of HGI, with respect to the Target Fund and the Acquiring Fund, dated May 1, 2020 (File Nos. 033-11371; 811-4982) (the “Fund SAI”).

This Proxy Statement was first mailed to shareholders of the Target Fund on or about July 31, 2020. Copies of the Reorganization SAI, Annual Report, Fund Prospectus and the Fund SAI are available upon request and without charge by writing to the address below or by calling (toll-free) the telephone number listed as follows:

790 North Water Street, Suite 1200
Milwaukee, Wisconsin 53202
(800) 432-7856

The SEC has not approved or disapproved the Acquiring Fund shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation. Mutual fund shares involve investment risk, including the possible loss of principal.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Table of Contents

i

PROPOSAL 1
APPROVAL OF THE REORGANIZATION AGREEMENT

SUMMARY

Summary. This Proxy Statement/Prospectus (the “Proxy Statement”) is related to the reorganization of the Heartland Select Value Fund (the “Target Fund”) with and into the Heartland Mid Cap Value Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), each a series of Heartland Group, Inc. (“HGI”), which involves (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the applicable class of common stock, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (2) the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (3) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of common stock, par value $0.001 per share, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund (collectively referred to as the “Reorganization”). The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization (the “Reorganization Agreement”), and, if approved by shareholders of the Target Fund, is expected to close on or about October 19, 2020 (the “Closing Date”). The Target Fund and the Acquiring Fund are collectively referred to as the “Funds.” You should read carefully the entire Proxy Statement, including the Reorganization Agreement, which is attached as Appendix A, because it contains details that are not in the summary.

Reasons for the Reorganization. The primary purpose of the Reorganization is to combine the assets of the Funds into a single Fund that Heartland Advisors, Inc. (“Heartland Advisors”), the investment adviser to the Funds, believes will attract new shareholders and, therefore, benefit all shareholders. Heartland Advisors recommended the Reorganization to the Board of Directors of HGI (the “Board”) because of the similarities between the investment objective, investment strategies and risks of the Target Fund and the Acquiring Fund, and because the Acquiring Fund has better relative performance and, in Heartland Advisors’ opinion, better opportunities for growth. In addition, Heartland Advisors believes the Reorganization will provide an opportunity to spread the Funds’ relatively fixed operating expenses over the larger combined asset base of the Funds, which could lead to lower expenses for all shareholders. As a result, Heartland Advisors recommended, and the Board unanimously approved, the Reorganization of the Target Fund into the Acquiring Fund pursuant to the Reorganization Agreement. In considering Heartland Adviser’s recommendation, the Board considered a number of factors, which are discussed in more detail under “Information About the Reorganization,” including potential alternatives to the Reorganization. Under the Reorganization Agreement, Heartland Advisors has agreed to bear all expenses incurred in connection with the Reorganization, other than trading costs.

Comparison of Investment Objectives and Principal Investment Strategies. The following table compares the investment objectives and principal investment strategies of the Target Fund to those of the Acquiring Fund.

Each Fund seeks to achieve a similar investment objective by using a value approach to investing in equity securities. Both Funds are managed pursuant to Heartland Advisors’ disciplined and time-tested 10 Principles of Value Investing™ framework. The Acquiring Fund primarily invests in the equity securities of mid-capitalization companies, whereas the Target Fund may invest in the equity securities of companies of any market capitalization. The Acquiring Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies, and a majority of the Acquiring Fund’s assets are generally invested in dividend-paying common stocks. For purposes of the 80% test, Heartland Advisors considers securities in the market capitalization range of the Russell Midcap Index as mid-capitalization companies. As of May 8, 2020, the market capitalization range of the companies in the Russell Midcap® Index was $1.8 billion to $31.7 billion. The Target Fund normally invests in companies with market capitalizations in excess of $500 million at the time of purchase.

The Acquiring Fund seeks to create a high conviction portfolio consisting of 30 to 60 mid-cap equity securities selected on a value basis. The Target Fund seeks to create a high conviction portfolio consisting of 40 to 60 securities of all market capitalizations also selected on a value basis. In addition, each Fund seeks to keep its sector weightings relatively close to its benchmark (the Russell 3000 Value Index for the Target Fund and the Russell MidCap Value Index for the Acquiring Fund) so that stock selection drives performance of the Funds. Because of the similarities in investment strategy, from time to time, the Funds hold securities in common, and as of March 31, 2020, had three of their top 10 holdings in common.

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Investment Objective	The Target Fund’s investment objective is to seek long-term capital appreciation. Unlike the Acquiring Fund, the Target Fund does not include modest current income in its investment objective.	The Acquiring Fund’s investment objective is similar to the Target Fund’s: long-term capital appreciation and modest current income.
	The Target Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.	Same.
Principal Investment Strategies	The Target Fund invests primarily in a concentrated number (generally 40 to 60) of common stocks of all sizes, selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. The Target Fund normally invests in companies with market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Target Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

Under normal circumstances, at least 80% of the Acquiring Fund’s net assets are invested in equity securities of mid-capitalization companies. For purposes of this test, Heartland Advisors considers securities in the market capitalization range of the Russell Midcap® Index as mid-capitalization companies. As of May 8, 2020, the market capitalization range of the companies in the Russell Midcap® Index was $1.8 billion to $31.7 billion. The median market capitalization of the Acquiring Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

The Acquiring Fund invests primarily in a concentrated number (generally 30 to 60) of mid-capitalization equity securities selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. A majority of its assets are generally invested in dividend-paying common stocks.

2

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Number of Holdings and Market Capitalization

As of March 31, 2020, the Target Fund’s portfolio consisted of 46 holdings (excluding cash equivalents).

As of the same date, the Target Fund’s median market capitalization was $7.8 billion, and its weighted average market capitalization was $102.5 billion.

As of March 31, 2020, the Acquiring Fund’s portfolio also consisted of 46 holdings (excluding cash equivalents).

As of the same date, the Acquiring Fund’s median market capitalization was $6.3 billion, and its weighted average market capitalization was $10.2 billion.

Investment Process/Philosophy

The Target Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk.

Value investing is Heartland Advisors’ passion and sole focus. Heartland Advisors relentlessly seeks value, analyzing overlooked and unpopular stocks, which Heartland Advisors believes sell at significant discounts to their true worth. This discount is a means to achieve potential appreciation while potentially limiting downside risk.

Heartland Advisors defines “value” according to its proprietary 10 Principles of Value Investing™. This process is designed to evaluate stocks against the following distinct criteria:

1.    CATALYST FOR RECOGNITION. We look beyond simply discovering undervalued stocks. We identify specific catalysts that we believe will cause a stock’s price to rise, closing the gap between a current stock price and the company’s true worth.

2.    LOW PRICE IN RELATION TO EARNINGS. Historically, low Price/Earnings stocks have outperformed the overall market and provided investors with less downside risk relative to other equity investment strategies.

3.    LOW PRICE IN RELATION TO CASH FLOW. Strong cash flows give a company greater financial flexibility. In the hands of capable management, it can be the foundation for stronger earnings and, in turn, higher stock prices.

4.    LOW PRICE IN RELATION TO BOOK VALUE. Book value is a company’s total assets minus liabilities. We believe low Price/Book Value stocks offer investors potential downside risk protection. It often suggests sentiment about a stock or sector is overly negative.

5.    FINANCIAL SOUNDNESS. We prefer investing in companies that are not encumbered by long-term debt. During difficult periods, such low-debt companies are able to direct cash flow to investments in operations, not interest expense.

Same.

3

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)

6.    POSITIVE EARNINGS DYNAMICS. We favor companies with improving earnings and upwardly trending estimates, as earnings tend to drive stock prices.

7.    SOUND BUSINESS STRATEGY. We meet with hundreds of senior executives to understand and evaluate their strategy. It is also typical for us to speak with customers, suppliers, and competitors.

8.    CAPABLE MANAGEMENT AND INSIDER OWNERSHIP. Meaningful and increasing stock ownership by company officers and directors can be tangible evidence of their personal commitment, and aligns their long-term interest with the shareholders’ interest.

9.    VALUE OF THE COMPANY. We endeavor to appraise the intrinsic value, or private market value, of each portfolio company. Our goal is to make investments at a significant discount to our estimates of true value.

10.  POSITIVE TECHNICAL ANALYSIS. Technical analysis is a tool useful for avoiding stocks that may already be subject to speculation. We are attracted to stocks that have “bases,” trading within a narrow price range which has typically followed a down trend, or bear market.

Temporary Investment Strategies	Under adverse market, economic, political, or other conditions, the Target Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, corporate debt securities, variable rate demand notes, government securities, and repurchase agreements. In addition, the Target Fund may invest in such temporary investments under conditions when Heartland Advisors is unable to identify attractive investment opportunities. The Target Fund may temporarily invest in fixed income securities of any duration.	Same.

Comparison of Principal Risks of Investing in the Funds. The principal risks of the Target Fund are substantially the same as the corresponding risks of the Acquiring Fund. While both Funds may invest in smaller companies, the “Smaller Companies Securities Risk” may be more pronounced for the Acquiring Fund because, unlike the Target Fund, it primarily invests in mid-cap companies, whereas the Target Fund may invest in companies of any market capitalization. The following table sets forth the principal risks of each Fund:

4

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Management Risk	The ability of the Target Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Target Fund.	Same.
Sector Risk

Although Heartland Advisors selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Target Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Target Fund than on a fund with less weighting in that sector.

·      Financials Sector Risk. Companies in the financials sector are subject to risks relating to regulatory change, decreased liquidity in credit markets and unstable interest rates.

Same.
General Market Risk	The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.	Same.
Equity Market Risk	Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.	Same.
Value-Style Investing Risk	Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.	Same.
Smaller Company Securities Risk	Equity securities of the smaller companies in which the Target Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.	Same.
Limited Portfolio Risk	As the Target Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Target Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Target Fund’s NAV and investment return.	Same.

5

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Recent Market Events Risk	U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the U.S. presidential election, could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. Heartland Advisors will monitor developments and seek to manage the Target Fund in a manner consistent with achieving the Target Fund’s investment objective, but there can be no assurance that it will be successful in doing so.	Same.
Small Fund Risk	Not a principal risk of the Target Fund.	There can be no assurance that the Acquiring Fund will grow to or maintain an economically viable size.

Comparison of Fundamental and Non-Fundamental Investment Policies and Restrictions. The investment restrictions and limitations of the Acquiring Fund are substantially similar to those of the Target Fund. With respect to each Fund, except as required by the Investment Company Act of 1940, as amended (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund’s assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

The Funds are subject to the following fundamental policies. Restrictions that are designated as fundamental policies cannot be changed without the approval of a majority of the outstanding voting securities of a Fund as determined under the 1940 Act. Under the 1940 Act, approval of a “majority of the outstanding voting securities” means approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of a Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Additional information regarding each Fund’s investment limitations may be found in the Fund SAI, which is incorporated by reference into this Proxy Statement.

6

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Acquiring Fund	Differences
Concentration	The Target Fund may not invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,(1) their agencies or instrumentalities.	The Acquiring Fund may not invest 25% or more of its total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,(1) their agencies or instrumentalities.	No material differences, except that the Acquiring Fund may not invest 25% or more of its total assets in such securities, whereas the Target Fund may not invest more than 25% of its total assets in such securities.
Real Estate	The Target Fund may not purchase or sell real estate, except the Target Fund may (i) acquire real estate as a result of ownership of securities or other instruments, (ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.	Same.	None.
Borrowing	The Target Fund may not borrow money or property, except the Target Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33⅓% of total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.	Same.	None.

(1)	For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds’ concentration policies. Accordingly, “national governments, their agencies or instrumentalities” as disclosed above shall refer to the U.S. government, its agencies or instrumentalities.

7

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Acquiring Fund	Differences
Loans	The Target Fund may not make loans, except the Target Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. The Target Fund may not lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33⅓% of total assets taken at market value at the time of such loan.	Same.	None.
Underwriting	The Target Fund may not underwrite the securities of other persons, except to the extent that the Target Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.	Same.	None.
Senior Securities	The Target Fund may not issue senior securities, except to the extent permitted under the 1940 Act.(2)	Same.	None.
Commodity Interests	The Target Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Target Fund may purchase or sell futures contracts, options on futures contracts, and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.	Same.	None.

(2)	With respect to this fundamental limitation, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Funds segregate assets or otherwise covers its obligations to limit each Fund’s risk of loss, such as through offsetting positions.

8

Fundamental Investment Restrictions and Policies
Policy	Target Fund	Acquiring Fund	Differences
Diversification	The Target Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.	Same.	None.
Pledging of Assets	The Target Fund may not mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities. The Target Fund also will not pledge more than 15% of its net assets to secure permitted borrowings.	Same.	None.

The Funds are subject to the following non-fundamental policies, which may be changed by the Board of Directors of HGI without shareholder approval:

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Investment Objective	The Target Fund’s investment objective is long-term capital appreciation.	The Acquiring Fund’s investment objective is long-term capital appreciation and modest current income.	No material differences. However, the Target Fund does not include the modest current income component in its investment objective.
Investment Companies	The Target Fund may not purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act.	Same.	None.

9

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Illiquid Securities	The Target Fund may not purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.	Same.	None.
Margin Purchases	The Target Fund may not purchase securities on margin, except that the Target Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling, and other arbitrage activities.	Same.	None.
Short Sales	The Target Fund may not sell securities short, unless the Target Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.	Same.	None.
Concentration	The Target Fund has adopted a non-fundamental investment limitation stating that the Target Fund’s fundamental restriction on concentration shall be determined in accordance with the Target Fund’s annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.	Same.	None.

10

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Futures Contracts	The Target Fund may not purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premium amounts exceed 5% of its liquidation value, or if the aggregate net notional value of the Target Fund’s commodity exceed 100% of the liquidation value of its portfolio, in either case after taking into account unrealized profits and losses on such positions.	Same.	None.

Comparison of Management, Management Fees, Sales Loads and Expense Limitation Agreements of the Target Fund and the Acquiring Fund. The following table compares the investment adviser, portfolio managers, management fees and expense limitations of the Target Fund to the Acquiring Fund. If the Reorganization is consummated, the Target Fund will continue to be managed by Heartland Advisors as its investment adviser and will have significant continuity of its portfolio management team. Both Funds pay the same management fee to Heartland Advisors for its advisory services at current asset levels, although the Target Fund’s management fee has a breakpoint schedule with a reduced management fee when average net assets exceed $1 billion. In addition, both Funds are no-load funds. Heartland Advisors has entered into a contractual operating expense limitation agreement with the Acquiring Fund providing that Heartland Advisors will waive its management fees and/or pay expenses of the Acquiring Fund to ensure that the Fund’s total annual fund operating expenses (excluding certain expenses) do not exceed 1.10% and 0.85% of the Acquiring Fund’s average daily net assets for Investor Class and Institutional Class shares, respectively, through at least May 1, 2022. Heartland Advisors has not entered into a contractual operating expense limitation agreement with the Target Fund but has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class shares of the Target Fund to the extent necessary to maintain the Institutional Class shares’ total annual fund operating expenses at 0.99% of the average daily net assets of such class. While each class of the Acquiring Fund currently has higher gross expenses than the corresponding class of the Target Fund, Target Fund Shareholders are expected to experience lower net expenses as a result of the Reorganization. The Acquiring Fund’s operating expense limitation agreement does not permit Heartland Advisors to recapture expenses it has borne through the agreement to the extent that the Acquiring Fund’s expenses in later periods fall below the annual rates set forth in such agreement or in previous agreements.

11

It is anticipated that a substantial portion of the securities held by the Target Fund (up to 66%) will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Based on the Target Fund’s holdings and shares outstanding as of December 31, 2019, the estimated brokerage costs associated with the proposed portfolio repositioning to Target Fund Shareholders would be approximately $125,000, or less than $0.01 per share. Based on the same information, the Target Fund estimates that the proposed portfolio repositioning would result in net realized capital gain distributions to be distributed to Target Fund Shareholders of approximately $18,000,000, or approximately $2.31 per share. These are only estimates and the actual amounts of the brokerage costs and net realized capital gain distributions may differ. Any net realized capital gain from sales that occur prior to the Reorganization will be distributed to Target Fund Shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders that are not generally exempt from U.S. federal income taxation. The Target Fund’s portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. It is also possible that the Acquiring Fund will experience higher portfolio turnover and increased trading costs following the Closing Date as Heartland Advisors aligns the Target Fund’s securities received pursuant to the Reorganization to the Acquiring Fund’s investment strategy, and that such alignment could result in increased taxable distributions to shareholders of the Acquiring Fund. You should consult your tax advisor for further information about federal, state and local tax consequences relative to your specific situation.

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Investment Adviser

Heartland Advisors, Inc.

Founded in 1983 by William (“Bill”) J. Nasgovitz, Heartland Advisors is an independent firm owned by its employees through Heartland Holdings, Inc. Its principal offices are located at, and its mailing address is, 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202.

As of March 31, 2020, Heartland Advisors had approximately $1.0 billion of assets under its discretionary management. Heartland Advisors manages the Funds’ investments subject to the authority of and supervision by the Heartland Funds’ Board of Directors. Heartland Advisors serves as the investment advisor to all series of Heartland Funds, and also provides investment management services for individuals, institutions, other investment advisors and retirement plans. Heartland Advisors also provides various administrative services to the Funds.

Same.

12

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Portfolio Managers	The Target Fund is managed by a team of investment professionals, which consists of William (“Will”) R. Nasgovitz, Colin P. McWey and Troy W. McGlone. The team jointly develops and implements investment strategies for the Target Fund. While decisions are generally made by consensus, as the lead portfolio manager, Mr. Will Nasgovitz exercises final discretion in the event of any conflict.	The Acquiring Fund is managed by a team of investment professionals, which consists of Colin P. McWey and Will R. Nasgovitz. The team jointly develops and implements investment strategies for the Acquiring Fund. While decisions are generally made by consensus, as the lead portfolio manager, Mr. McWey exercises final discretion in the event of any conflict.
	Mr. Will Nasgovitz has served as a Portfolio Manager of the Target Fund since May 2006, the Acquiring Fund since February 2015, and the Heartland Value Fund from February 2009 to April 2013, and again since May 2019. He also serves as Portfolio Manager for Heartland Advisors’ advisory clients. He previously served as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004. He is the Chief Executive Officer and a Director of Heartland Advisors. He has served as Chief Executive Officer of Heartland since May 2012 and as President and a Director of Heartland since January 2020. Prior to joining Heartland Advisors, Mr. Will Nasgovitz was a Senior Research Associate with Cambridge Associates from 2000 to 2002. Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, Chairman of Heartland Advisors and Portfolio Manager of the Value Fund.	Mr. Will Nasgovitz is also a Portfolio Manager of the Acquiring Fund and has served as a Portfolio Manager of the Acquiring Fund since February 2015.
	Mr. McWey, a Chartered Financial Analyst (“CFA”), has served as a Portfolio Manager of the Target Fund since February 2015. He has been a Portfolio Manager for the Acquiring Fund since its inception in October 2014 and for advisory clients of Heartland Advisors since 2010, after serving as a Research Analyst since 2009. Mr. McWey currently holds the position of Vice President, Director of Equity Research, and Portfolio Manager with Heartland Advisors. Prior to joining Heartland Advisors, Mr. McWey had been with Banc of America Securities from 2001 to 2009.	Mr. McWey also serves as a Portfolio Manager of the Acquiring Fund and has served as a Portfolio Manager of the Acquiring Fund since its inception in October 2014.
	Mr. McGlone, CFA, has served as a Portfolio Manager of the Target Fund since January 2020. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2019, after serving as a Research Analyst since 2014. Mr. McGlone currently holds the position of Vice President and Portfolio Manager with Heartland Advisors. Prior to joining Heartland Advisors, Mr. McGlone had been with Stark Investments from 2006 to 2012.	As of the date of this Proxy Statement, Mr. McGlone is not a Portfolio Manager of the Acquiring Fund. However, Mr. McGlone currently serves as a Research Analyst for the Acquiring Fund and will continue to do so following the consummation of the Reorganization.

13

	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Management Fees

The Target Fund pays Heartland Advisors an annual management fee of 0.75% based on the Fund’s average daily net assets up to $1 billion. The Target Fund pays Heartland Advisors an annual management fee of 0.70% based on the Fund’s average daily net assets in excess of $1 billion.

The management fee is accrued daily and paid monthly.

The Acquiring Fund pays Heartland Advisors an annual management fee of 0.75% based on the Fund’s average daily net assets. The management fee is accrued daily and paid monthly.
Sales Loads	None.	None.
Expense Limitations	Heartland Advisors has not entered into a contractual operating expense limitation agreement with the Target Fund. Heartland Advisors has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Target Fund to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. As noted in “The Funds’ Fees and Expenses” table for Institutional Class shares, in the absence of Heartland Advisors’ voluntary fee waiver, the total annual fund operating expenses for the Target Fund’s Institutional Class was 1.07% of the average daily net assets as of June 30, 2020. Waivers and reimbursements have the effect of lowering the Target Fund’s overall expense ratio and increasing the Target Fund’s overall return to investors.	Pursuant to an operating expense limitation agreement between Heartland Advisors and HGI, on behalf of the Acquiring Fund, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Acquiring Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets for Investor Class Shares and 0.85% for Institutional Class Shares through at least May 1, 2022, and subject to the annual renewal of the agreement by the HGI Board of Directors, thereafter. This operating expense limitation agreement can be terminated only with the consent of the Board of Directors. Waivers and reimbursements have the effect of lowering the Acquiring Fund’s overall expense ratio and increasing the Acquiring Fund’s overall return to investors.

Past Performance. The following tables show historical performance of the Target Fund and the Acquiring Fund and provide some indication of the risks of investing in the Funds. Tables I and III show how the total returns before taxes for each Fund’s Investor Class Shares have varied from year to year. Tables II and IV show how each Fund’s average annual total returns compare to those of a securities market index. Performance information for the Institutional Class Shares of the Target Fund prior to May 1, 2008 is based on the performance of the Investor Class. Past performance (before and after taxes) does not guarantee future results. Recent performance information for each Fund is available on the Funds’ website at www.heartlandadvisors.com or by calling 1-800-432-7856.

14

TABLE I

select value fund - Investor Class Shares -
Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
4th Quarter of 2010.....13.58%	3rd Quarter of 2011…..-18.84%

15

TABLE II

select value FUND - Average Annual Total Returns

[for the periods ended 12/31/19]

	One Year	Five Years	Ten Years	Lifetime (since 10-11-1996)
INVESTOR CLASS SHARES:
Return Before Taxes	18.59%	7.73%	9.74%	10.06%
Return After Taxes on Distributions	17.09	4.94	7.56	8.68
Return After Taxes on Distributions and Sale of Fund Shares	12.01	5.70	7.65	8.46
Institutional CLASS SHARES:
Return Before Taxes	18.91	7.99	10.05	10.22
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	26.26	8.20	11.71	8.87

16

TABLE III

mid cap value FUND - Investor Class Shares -
Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
3rd Quarter of 2019…..13.21%	4th Quarter of 2018…..-13.41%

TABLE IV

mid cap value Fund - Average Annual Total Returns

[for the periods ended 12/31/19]

	One Year	Five Years	Lifetime (since 10-31-2014)
INVESTOR CLASS SHARES:
Return Before Taxes	25.30%	8.17%	8.23%
Return After Taxes on Distributions	24.64	7.06	7.14
Return After Taxes on Distributions and Sale of Fund Shares	15.45	6.21	6.27
INSTITUTIONAL CLASS SHARES:
Return Before Taxes	25.58	8.43	8.51
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	27.06	7.62	7.88

17

After-tax returns for the Funds are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, after-tax returns are shown only for Investor Class shares of the Funds, and after-tax returns for the Institutional Class Shares will vary. The differences in before-tax returns and after-tax returns on distributions and sale of Fund shares are due to adjustments incorporated into the after-tax returns for qualified taxable dividend income and qualifying foreign tax credits.

The Acquiring Fund will be the accounting and performance survivor following the Reorganization and, accordingly, the performance history of the Acquiring Fund will survive.

The Funds’ Fees and Expenses. The following tables show the current fees and expenses if you buy, hold and sell shares of the Target Fund compared to those of the Acquiring Fund. The tables also reflect the pro forma combined fees and expenses for the Acquiring Fund after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions or other fees to financial intermediaries, which are not reflected in the tables and examples below.

Investor Class Shares	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)	Heartland Mid Cap Value Fund Pro Forma (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%(1)	0.25%(1)	0.25%(1)
Other Expenses	0.29%	0.53%	0.21%
Total Annual Fund Operating Expenses	1.29%	1.53%	1.21%
Fee Waiver and/or Expense Reimbursement	N/A	-0.43%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	1.10%(3)	1.10%(3)

18

Institutional Class Shares	Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)	Heartland Mid Cap Value Fund Pro Forma (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.32%	0.77%	0.25%
Total Annual Fund Operating Expenses	1.07%	1.52%	1.00%
Fee Waiver and/or Expense Reimbursement	-0.08%	-0.67%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%(2)	0.85%(3)	0.85%(3)

(1)	Investor Class Shares are subject to an annual distribution fee of up to 0.25% pursuant to a reimbursement plan adopted under Rule 12b-1. The maximum rate of the Rule 12b-1 fee may not be incurred in a given year.

(2)	Heartland Advisors has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Target Fund, to the extent necessary to maintain the Institutional Class shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice.

(3)	On March 16, 2020, the Acquiring Fund acquired the assets of the ALPS | WMC Research Value Fund, a series of Financial Investors Trust. In connection with such transaction, Heartland Advisors and HGI, on behalf of the Acquiring Fund, entered into an operating expense limitation agreement effective as of March 16, 2020. Pursuant to this agreement, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Acquiring Fund to ensure that the Acquiring Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.10% of the Acquiring Fund’s average daily net assets for the Investor Class shares and 0.85% for the Institutional Class shares through at least May 1, 2022, and subject to the annual renewal of the agreement by the Board of Directors thereafter. This operating expense limitation agreement can be terminated only with the consent of the Board of Directors.

Examples. The Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund, assuming the Reorganization has been completed. The Examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The Acquiring Fund’s fee waiver/expense reimbursement arrangement discussed in the previous table is reflected through May 1, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund - Investor Class	$131	$409	$707	$1,555
Target Fund - Institutional Class	101	324	574	1,290
Acquiring Fund - Investor Class	112	397	750	1,746
Acquiring Fund - Institutional Class	87	345	698	1,692
Acquiring Fund - Investor Class - Pro Forma	112	362	643	1,444
Acquiring Fund - Institutional Class - Pro Forma	87	288	522	1,196

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when such Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The Target Fund had a portfolio turnover rate of 54% of the average value of its portfolio during its fiscal year ended December 31, 2019. The Acquiring Fund had a portfolio turnover rate of 62% of the average value of its portfolio during its fiscal year ended December 31, 2019.

Comparison of Share Classes and Distribution Arrangements. Assuming shareholder approval of the Reorganization, shares of the Target Fund will be reorganized into the corresponding classes of shares of the Acquiring Fund, which are described below. This section of the Proxy Statement describes the distribution arrangements and eligibility requirements among the various share classes of the Funds, which are the same.

19

Distribution Arrangements and Principal Underwriters. ALPS Distributors, Inc. (the “Distributor”) is the distributor and principal underwriter for the each Fund’s shares. The Distributor offer shares of the Funds on a continuous basis directly and through authorized financial intermediaries. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Class Structure. Each Fund offers two classes of shares, designated as Investor Class and Institutional Class. Target Fund shareholders will receive shares of the corresponding class of the Acquiring Fund’s shares in connection with the Reorganization as follows:

Heartland Select Value Fund (Target Fund)	Heartland Mid Cap Value Fund (Acquiring Fund)
Investor Class	Investor Class
Institutional Class	Institutional Class

The following is a description of each Fund’s share classes:

·	Investor Class Shares. Investors purchasing Investor Class shares of the Acquiring Fund following the Reorganization will pay the NAV next determined after their order is received by the Acquiring Fund. As discussed in further detail below, Investor Class shares of both Funds are subject to an annual Rule 12b-1 fee of up to 0.25%.

·	Institutional Shares. Investors purchasing Institutional Class shares of the Acquiring Fund following the Reorganization will pay the NAV next determined after their order is received by the Acquiring Fund. Institutional Class shares of the Funds are not subject to Rule 12b-1 fees.

Rule 12b-1 Fees. Each Fund has adopted a reimbursement plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, whereby each Fund pays the Distributor a fee (the “Rule 12b-1 Fee”) which is calculated and paid monthly at an annual rate of up to 0.25% of the average daily net assets of that Fund’s Investor Class Shares. The Rule 12b-1 Fee is used to reimburse the Distributor for distributing and servicing expenses incurred on behalf of each Fund’s Investor Class Shares. Any amount of such payment not paid by the Distributor during a Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the applicable Fund as soon as practicable after the end of the fiscal year. The table below shows the maximum rate of the Rule 12b-1 Fee for each class of shares of each Fund.

NAME OF FUND	Investor Class Shares	Institutional Class Shares
Select Value Fund (Target Fund)	0.25%	None
Mid Cap Value Fund (Acquiring Fund)	0.25%	None

20

All or a portion of the Rule 12b-1 Fee may be paid, pursuant to contractual commitments or other authorized arrangements, to brokers, dealers, banks, and other financial intermediaries (including Heartland Advisors) who provide assistance in distributing or promoting the sale of a Fund’s shares or who provide shareholder services to their customers who hold shares of a Fund. For the most recent fiscal year, the Target Fund and the Acquiring Fund incurred Rule 12b-1 Fees amounting to approximately 0.23% and 0.25%, respectively, of Investor Class shares’ average daily net assets. Because the Rule 12b-1 Fee is paid out of a Fund’s assets on an ongoing basis, payment of the Rule 12b-1 Fee will increase the cost of your investment in Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Payments To Financial Intermediaries. The Funds and/or the Distributor have entered into shareholder support services agreements with certain broker-dealers and other intermediaries whereby the financial intermediary provides administrative services to individual shareholders that hold shares of a Fund through an omnibus account, networked accounts, or similar arrangement with the financial intermediary. Such services may include, but are not limited to: (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their ownership in a Fund; (3) processing purchase, exchange, and redemption requests from shareholders and placing such orders with HGI or its service providers; (4) responding to shareholder inquiries; (5) forwarding documents and other communications from HGI (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (6) assisting shareholders in changing dividend options, account designations, and addresses; (7) providing subaccounting and tax reporting services; (8) processing dividend and other payments from HGI on behalf of the shareholders; and (9) providing such other similar services as HGI may reasonably request or to which the parties may agree. In consideration for such services, a financial intermediary is compensated by a Fund at an annual rate based upon the average daily NAV of the applicable class of shares of such Fund or based on the number of accounts in the applicable class of shares of a Fund. Payments to financial intermediaries for such services, sometimes referred to as “sub-TA fees”, may vary based on a number of factors, including, but not limited to, the type of intermediary, the types and level of services provided, and the level of assets invested in the Funds. Any payments of sub-TA fees made pursuant to such agreements are in addition to the Rule 12b-1 Fee the financial intermediary may also be receiving. Sub-TA fees paid by the Funds are included in the total amount of “Other Expenses” listed in the Funds’ Fees and Expenses table in this Proxy Statement.

Heartland Advisors or its affiliates may, from their own assets, respectively, make cash payments to some, but not all, brokers, dealers, or financial intermediaries for shareholder services, and as an incentive to sell shares of a Fund and/or promote retention of their customer’s assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, recordkeeping, sub-accounting, and other administrative services to their customers in connection with investments in the Funds. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on preferred or recommended lists and for granting Heartland Advisors access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediaries. These fees may be in addition to any distribution, administrative, or shareholder servicing fees or other fees or charges paid from the Funds’ assets to these financial intermediaries or by shareholders directly. These arrangements will not, however, change the price a shareholder pays for Fund shares or the amount that a Fund receives to invest on behalf of the shareholder.

21

From time to time, and in accordance with applicable rules and regulations, Heartland Advisors may also provide non-cash compensation, such as gifts, meals, tickets, or event sponsorship, to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

The receipt of compensation from the Funds or Heartland Advisors may provide an incentive to a financial intermediary, or its representatives, to favor sales of a Heartland Fund over sales of other financial products.

Comparison of Purchase and Redemption Procedures. Each Fund imposes the same minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from a Fund.

	Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
Select Value Fund (Target Fund)	$1,000	$500	$500
Mid Cap Value Fund (Acquiring Fund)	1,000	500	500

(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The minimum purchase requirement for an initial investment in Institutional Class shares of either Fund, including for IRAs, is $500,000. This minimum may be waived for certain accounts.

Subsequent purchases of Investor Class and Institutional Class shares, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your shares in the Funds in any of the following ways:

BY MAIL

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

22

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

BY TELEPHONE

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing; see “Redeeming Shares Generally” for more information).

By Internet

You may redeem shares by accessing your account online at heartlandadvisors.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

Additional information about the Funds’ purchase and redemption procedures is available in Appendix B.

Comparison of Exchange Privileges. The Funds are subject to the same exchange privileges. Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of any Heartland Fund with the redemption proceeds from your account in any other Heartland Fund. This type of transaction is referred to as an “exchange” and may be effected by writing or calling the Funds. Subject to compliance with applicable minimum initial and subsequent investment requirements and other restrictions applicable to the Fund you would like to purchase, you may exchange your shares of any Fund for shares of the same class of any other Heartland Fund. For additional information about the Funds’ exchange procedures, please see Appendix B.

Summary of the Material U.S. Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, HGI shall have received an opinion of counsel, dated as of the Closing Date, to the effect that (among other conclusions) the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, no gain or loss generally will be recognized by the Target Fund upon the transfer of assets solely in exchange for shares of the applicable class of the Acquiring Fund and its assumption of liabilities (other than the excluded liabilities) or by shareholders of the Target Fund upon their receipt of shares of the Acquiring Fund. Notwithstanding the foregoing, the Target Fund may recognize (A) gain or loss with respect to assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year, (B) gain on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. The tax basis for the shares of the Acquiring Fund received by shareholders of the Target Fund will be the same as their tax basis for the shares of a Target Fund that are constructively surrendered in exchange therefore. In addition, the holding period of the shares of the Acquiring Fund that are received in connection with the Reorganization will include the period during which the shares of a Target Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. See “Information About the Reorganization—Material U.S. Federal Income Tax Consequences,” below for additional tax information and for additional information concerning the tax opinion summarized below.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization. The primary purpose of the Reorganization is to combine the assets of the Funds into a single Fund that Heartland Advisors believes will attract new shareholders and, therefore, benefit all shareholders. Heartland Advisors recommended the Reorganization to the Board because of the similarities between the investment objective, investment strategies and risks of the Target Fund and the Acquiring Fund, and because the Acquiring Fund has better relative performance and, in Heartland Advisors’ opinion, better opportunities for growth. In addition, Heartland Advisors believes that the Acquiring Fund will have better growth prospects as a mid-cap fund as compared to the Target Fund, which is a multi-cap fund. In addition, Heartland believes that the shareholders of both Funds will benefit from the similar portfolio management, portfolio holdings and other synergies of the Funds, the potential for reduced expenses over time and the ability for the shareholders of the Target Fund to remain in the Heartland family of Funds and benefit from Heartland’s culture of service and expertise and experience with the shareholder servicing needs of the Funds. Accordingly, Heartland Advisors recommended, and the Board unanimously approved, the Reorganization of the Target Fund into the Acquiring Fund pursuant to the Reorganization Agreement. In considering Heartland Advisors’ recommendation, the Board considered a number of factors, which are in more detail under “Information About the Reorganization,” including potential alternatives to the Reorganization. Under the Reorganization Agreement, Heartland Advisors has agreed to bear all expenses incurred in connection with the Reorganization, other than trading costs. If approved by shareholders of the Target Fund, the Reorganization is expected to occur in October 2020. If the Target Fund does not obtain shareholder approval of the Reorganization, the Board of Directors would then consider other alternatives, which may include liquidating the Target Fund, maintaining the Target Fund in its current state of operations, or another potential reorganization.

Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Target Fund will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganization.

The Reorganization. The Reorganization Agreement provides that upon the transfer of the Target Fund assets and liabilities of the Target Fund to the Acquiring Fund, the Acquiring Fund will issue to the Target Fund the number of full and fractional Acquiring Fund Shares of the appropriate class having an aggregate net asset value equal in value to the aggregate net asset value of the Target Fund shares being exchanged therefor, calculated as of the Closing Date. The Target Fund will distribute such Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund. The Target Fund will then be terminated as a series of HGI. Upon completion of the Reorganization, each shareholder of the Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Target Fund as of the close of regular trading on the New York Stock Exchange (generally 3:00 p.m., Central time) on the Closing Date. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.

Shareholders of the Target Fund will continue to be able to redeem their Target Fund Shares at NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form until the last business day prior to the Closing Date. Redemption and purchase requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption or purchase of Acquiring Fund Shares received by the Target Fund shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer agent’s books of the Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, approval by shareholders of the Target Fund, the receipt of a legal opinion from counsel to the Funds with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the effective time of the Reorganization will be immediately prior to the opening of business on October 19, 2020, or such other date as is agreed to by the parties.

Material U.S. Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the expected material U.S. federal income tax consequences of the Reorganization to shareholders of the Target Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund Shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization. Note: Target Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

The Funds will receive an opinion from the law firm of Foley & Lardner LLP to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code. As a reorganization, the Reorganization generally will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Nonetheless, the Target Fund may recognize gain or loss with respect to certain assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. Even though the Reorganization is expected to be tax-free, because the Reorganization will end the taxable year of the Target Fund, the Reorganization may accelerate taxable distributions from the Target Fund to the Target Fund Shareholders.

The cost basis and holding period of a shareholder’s Target Fund shares generally will carry over to the shares of the Acquiring Fund you receive as a result of the Reorganization, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

The tax opinion described above will be conditioned on certain representations and covenants made by the parties. If any of these representations or covenants is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders should consult their own tax advisors as to the specific tax consequences to them under the U.S. federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

Prior to the Closing Date, the Target Fund will declare a distribution or distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date (after reduction for any capital loss carryforward). The Reorganization is expected to result in a limitation on the ability to use any capital losses, capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund. These limitations, pursuant to Section 382 of the Code, are imposed on an annual basis. Losses in excess of the limitation generally may be carried forward. The Section 382 limitation generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the IRS, in effect at such time. As of June 2020, the applicable long-term tax-exempt rate is 1.09%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization. As of June 2, 2020, the Acquiring Fund had approximately $8 million of net realized losses and approximately $8 of unrealized capital losses. The Acquiring Fund no capital loss carryforwards from prior years.

In certain instances, under Section 384 of the Code, there may also be a limitation on using the Target Fund’s capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Reorganization, or vice-versa, to the extent such gains are realized within five years following the Reorganization. As of June 2, 2020, the Target Fund had approximately $8 million of net realized losses and approximately $8 million of unrealized net capital gains. The Target Fund had no capital loss carryforwards from prior years. The ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and the Acquiring Fund shareholders following the Reorganization. As a result, the Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Reorganization did not occur.

Furthermore, the use of the Target Fund’s capital loss carryforwards is subject to limitation by the Acquiring Fund for the taxable year of the Reorganization under the Code.  Moreover, even if the Reorganization does not result in the limitation on the use of a Fund’s losses, prior or future transactions by a Fund may limit the use of such losses.

It is anticipated that a substantial portion of the securities held by the Target Fund (up to 66%) will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Based on the Target Fund’s holdings and shares outstanding as of December 31, 2019, the estimated brokerage costs associated with the proposed portfolio repositioning to Target Fund Shareholders would be approximately $125,000, or less than $0.01 per share. Based on the same information, the Target Fund estimates that the proposed portfolio repositioning would result in net realized capital gain distributions to be distributed to Target Fund Shareholders of approximately $18,000,000, or approximately $2.31 per share. These are only estimates and the actual amounts of the brokerage costs and net realized capital gain distributions may differ. Any net realized capital gain from sales that occur prior to the Reorganization will be distributed to the Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders that are not generally exempt from U.S. federal income taxation. The Target Fund’s portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. It is also possible that the Acquiring Fund will experience higher portfolio turnover and increased trading costs following the Closing Date as Heartland Advisors aligns the Target Fund’s securities received pursuant to the Reorganization to Heartland Advisors’ investment strategy, and that such alignment could result in increased taxable distributions to shareholders of the Acquiring Fund.

Target Fund shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.

Other U.S. federal income tax consequences are discussed in the Reorganization SAI relating to this Proxy Statement.

Board Considerations. In considering and approving the Reorganization at a meeting held on May 14, 2020, the Board discussed the future of the Target Fund and the potential advantages of reorganizing the Target Fund into the Acquiring Fund. Among other things, the Board reviewed, with the assistance of outside legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, the recommendation from Heartland Advisors, and certain other materials and information provided prior to and during the meeting.

In considering the Reorganization, the Board took into account a number of factors. Specifically, the Board considered the following significant factors, among others and in no order of priority:

·	the fact that the combined Fund is expected to attract new shareholders and, therefore, benefit all shareholders because fixed expenses would be spread over a larger asset base;

·	the terms and conditions of the Reorganization;

·	the relative size of the Funds;

·	the fact that the Acquiring Fund has a similar investment objective, similar investment strategies and substantially similar risks, policies and restrictions as the Target Fund;

·	the fact that there will be significant continuity of portfolio management following the Reorganization;

·	the fact that the Reorganization will allow the Target Fund to stay in the Heartland family of Funds with the same investment adviser and the same shareholder servicing model;

·	the fact that the other service providers for the Funds are the same;

·	the fact that Target Fund shareholders are expected to experience the same management fee at current asset levels and lower net expenses as a result of the Reorganization;

·	the fact that the Board will continue to oversee the Acquiring Fund;

·	the anticipated sales and marketing benefits expected to inure to the combined Fund as a result of the Reorganization;

·	each Fund’s prospects for future growth as a standalone Fund versus the prospects for growth as a combined Fund offering and the potential for reduced gross expenses for shareholders of both Funds over time;

·	that the Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes for the Target Fund and its shareholders;

·	although past performance does not guarantee future results, the fact that the Acquiring Fund has better absolute and relative performance than the Target Fund over the one-year and five-year periods ended December 31, 2019;

·	that Heartland Advisors will bear all costs associated with the Reorganization, other than trading costs, as set forth in the Reorganization Agreement;

·	the fact that the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board also considered alternatives to the Reorganization, including the liquidation of the Target Fund and maintaining the Target Fund in its current state of operations. In considering the alternative of liquidation and its potential tax consequences to shareholders, the Board noted that: (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Target Fund without penalty (however, redeemed shares will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund in the Heartland family of Funds with a similar investment objective and investment policies and substantially similar risks, policies and restrictions. With regard to maintaining the Target Fund in its current state of operations, the Board determined that the Reorganization will provide the potential to achieve economies of scale due to the larger combined asset based of the Funds. After consideration of the factors noted above, the Board determined that the Reorganization is in the best interests of both Funds and their shareholders, and the interests of the existing shareholders of the Funds will not be diluted. Accordingly, the Board unanimously approved the Reorganization of the Target Fund into the Acquiring Fund approved the Reorganization Agreement on behalf of both Funds.

Costs and Expenses of the Reorganization. The estimated costs of the Reorganization are $200,000, and will be borne by Heartland Advisors and not the Funds. This amount is only an estimate and the actual amount of Reorganization costs may differ. Under the Reorganization Agreement, Heartland Advisors has agreed to pay the following costs and expenses relating to obtaining shareholder approval from Target Fund shareholders: costs associated with preparing, printing and distributing the Proxy Statement covering the solicitation of proxies to approve the transactions contemplated by the Reorganization Agreement, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to the Target Fund and the Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Target Fund assets, including all applicable federal and state stock transfer stamps. The costs of restructuring the Funds’ portfolios, including, but not limited to brokerage commissions and other transaction costs (if any), will be borne by the Fund directly incurring them. Thus, the Target Fund will bear the costs related to the proposed repositioning of the Target Fund’s portfolio holdings prior to the Closing of the Reorganization.

Capitalization. The following table sets forth the capitalization of the Target Fund, the Acquiring Fund and, on a pro forma basis, the successor Acquiring Fund, as of December 31, 2019, after giving effect to the Reorganization.

Fund Capitalization as of December 31, 2019	Net Assets	Shares Outstanding	Net Asset Value Per Share
Heartland Select Value Fund (Target Fund)
Investor Class	$166,833,812	6,542,399	$25.50
Institutional Class	$33,103,741	1,303,965	$25.39
Heartland Mid Cap Value Fund (Acquiring Fund)
Investor Class	$7,626,594	623,268	$12.24
Institutional Class	$7,320,063	596,822	$12.27
Adjustments*
Investor Class	N/A	7,091,758	N/A
Institutional Class	N/A	1,395,061	N/A
Heartland Mid Cap Value Fund Pro Forma (Acquiring Fund)
Investor Class	$174,460,406	14,257,425	$12.24
Institutional Class	$40,423,804	3,295,848	$12.27

* The adjustments made reflect that Target Fund Shareholders of the Investor Class will receive shares of the Acquiring Fund’s Investor Class in connection with the Reorganization.  Additionally Target Fund Shareholders of the Institutional Class will receive shares of the Acquiring Fund’s Institutional Class in connection with the Reorganization.

Recommendation of the Board of Directors. The Board of Directors of HGI unanimously recommends that shareholders of the Target Fund vote FOR the proposal to approve the Reorganization Agreement.

VOTING INFORMATION

General. The record holders of the shares outstanding of the Target Fund as of July 8, 2020 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of HGI a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.

Quorum. In order for action to be taken at the Meeting, there must exist a quorum of shareholders eligible to vote. The presence at the Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the Target Fund’s shares outstanding and entitled to vote constitutes a quorum. However, as discussed below, since the proposal must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, more than 50% of the Target Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve the proposal.

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present and entitled to vote. Abstentions will have the effect of a vote “against” the proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal is a “non-routine” matter, it is unlikely that there will be any broker non-votes at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a vote “against” the proposal).

Adjournment. Whether or not quorum is present at the Meeting, and if sufficient votes to approve the Reorganization Agreement are not received, the presiding officer or secretary of the Meeting may adjourn the Meeting to a date not more than 120 days after the Record Date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting.

Record Date. Only the shareholders of record of the Target Fund at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, the total number of issued and outstanding shares of common stock of each class of the Target Fund is set forth below:

Outstanding Shares	Investor Class	Institutional Class
Select Value Fund (Target Fund)	5,519,949.202	1,241,776.095

Proxy Solicitation. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, e-mail or other electronic means, will be paid by Heartland Advisors as set forth in the Reorganization Agreement. In addition to the solicitation by mail, certain officers and representatives of HGI and officers and employees of Heartland Advisors, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means or letter. The Target Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”) as proxy tabulator and such costs are estimated to be approximately $10,000, which will be paid for by Heartland Advisors. In addition, the Target Fund has retained Broadridge as proxy solicitation agent and such costs are estimated to be approximately $24,000, which will be paid for by Heartland Advisors.

Required Vote. The proposal must be approved by the holders of a “majority of the outstanding voting securities” of the Target Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Target Fund present at the Meeting if more than 50% of the outstanding voting securities of the Target Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following provides certain additional information about each Fund. For additional information, please see the Fund Prospectus, which is incorporated herein by reference and accompanies this Proxy Statement.

Net Investment Income and Net Capital Gain Distributions. The Funds generally makes distributions of either net investment income or net capital gain. A distribution from net investment income represents the income a Fund generally earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is “unrealized” until the security is sold. Each realized capital gain or loss is either short-term or long-term, depending on whether the Fund held the security for (a) one year or less or (b) more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of each Fund will generally be distributed to its shareholders annually. If a Fund has a net capital gain for a year, the Fund normally will distribute substantially all of its net capital gain at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Net investment income and net capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Uncashed distribution checks will be canceled and proceeds reinvested at the then-current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

“BUYING A DIVIDEND.” Please note that if you purchase shares of a Fund just before the record date of a distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund’s NAV per share on the record date will be reduced by the amount of the distribution. This is sometimes referred to as “buying a dividend.” To obtain additional information about distributions, you may visit our website at heartlandadvisors.com, call Shareholder Services at 1-800-432-7856, or write to Heartland at 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

Tax Information. The character of distributions that a Fund makes (i.e., net investment income or net capital gain – see discussion under “Net Investment Income and Net Capital Gain Distributions” above) affects the tax treatment of those distributions to you if you hold your Fund shares in a taxable account. In particular, all net investment income distributions (other than any portion attributable to qualified dividends) will be taxable to shareholders as ordinary income for federal income tax purposes. Net capital gain distributions will be taxable as long-term capital gains to shareholders regardless of how long the shareholder has held Fund shares. Dividends from domestic and certain foreign corporations (generally those eligible for the benefits of a comprehensive tax treaty with the U.S.) held by the Funds may be considered “qualified dividends,” as provided under the Internal Revenue Code of 1986, as amended (the “Code”). If certain holding period requirements are met, these dividends may be taxed to non-corporate shareholders at the reduced federal income tax rates applicable to long-term capital gains. If a Fund declares a distribution in October, November, or December, but does not pay it until January of the following year, you still will be taxed as if the distribution was received on December 31. The Transfer Agent for the Fund will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year. These tax rules apply whether distributions are paid by the Funds to you in cash or reinvested in additional shares of the Funds.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NIIs”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Some foreign governments levy withholding and other taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on a Fund’s securities. A Fund may elect to pass through to your pro rata share of foreign income taxes paid by that Fund, which you may use for purposes of determining your foreign tax credit or deduction, if more than 50% of the value of such Fund’s total assets at the close of its taxable year consists of foreign stocks and securities. A Fund will notify you if it is eligible to and makes such an election.

If you redeem or exchange your shares, the transaction is generally a taxable event. Generally, you will recognize a capital gain or loss for federal income tax purposes of an amount equal to the difference between the cost of your shares and the price you receive when you sell them. However, the wash sale rules of the Code may disallow or recharacterize the loss for tax purposes. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules may differ from the federal tax rules described in this Proxy Statement.

This tax information is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance on the date hereof, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or tax consequences to you of investing in the Funds. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to your investment in a Fund. Please consult your tax advisor before investing.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), Heartland Funds, Heartland Advisors, the Funds’ distributor, or any of their respective affiliates may pay the intermediary for the sale of a Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Funds over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund Shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a summary of the material rights of shareholders of each Fund, which does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Maryland General Corporation Law, HGI’s Articles of Incorporation and By-Laws, each as supplemented or amended from time to time (together, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

·	Form of Organization. The Target Fund and the Acquiring Fund are both series of Heartland Group, Inc., an open-end, diversified investment company organized as a Maryland corporation. Both Funds offer Investor Class and Institutional Class shares.

·	Common Stock. HGI’s authorized capital consists of 1,000,000,000 shares of capital stock, par value $0.001 per share, 75,000,000 of which shares are designated as Investor Class shares of the Acquiring Fund, 75,000,000 of which shares are designated as Institutional Class shares of the Acquiring Fund, 75,000,000 of which shares are designated as Investor Class shares of the Target Fund and 75,000,000 of which shares are designated as Institutional Class shares of the Target Fund. HGI’s Board is authorized to classify HGI’s shares into separate series. Currently, HGI offers four series to the public, including the Acquiring Fund and the Target Fund. The Board is also authorized to further classify the shares of HGI series into classes, and has authorized two different share classes. The Acquiring Fund is offering shares of the Investor Class and Institutional Class to shareholders of the Target Fund in connection with the Reorganization. Shares of series of HGI have no preemptive, cumulative voting, subscription, or conversion rights and are freely transferable.

·	Voting Rights. On each matter submitted to a vote of shareholders of each Fund, each shareholder is entitled to one vote for each whole share validly issued and outstanding, with a fractional vote for each fractional share, on matters presented at a shareholders’ meeting. Except as otherwise specifically provided in the Governing Instruments of the Funds, all matters shall be decided by a vote of the majority of the total number of shares entitled to vote.

·	Shareholder Meetings. HGI is not required to (nor does it) hold annual shareholder meetings; however, special meetings may be called by HGI’s Secretary: (i) for the purpose of considering the removal of a director from office upon written request of shareholders entitled to vote not less than 10% of all votes entitled to be cast at such meeting, and (ii) for any other purpose upon the written request of shareholders entitled to vote not less than 25% of all of the votes entitled to be cast at such meeting.

·	Shareholder Liability. Maryland law provides that shareholders of a Maryland corporation, such as HGI, are not generally subject to liability for the debts or obligations of the corporation.

·	Director and Officer Liability. HGI indemnifies each of its officers, directors, employees and agents who was or is threatened to be made a party to a proceeding by reason of being an officer, director, employee or agent of HGI, except that HGI does not provide indemnification for liabilities arising by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. HGI’s By-Laws define “Proceeding” as any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

Directors and Officers. HGI is managed under the general oversight of its Board of Directors. The persons currently serving as directors and officers of HGI will continue to oversee the combined Fund after the Reorganization. The Fund SAI provides additional information about the members of the Board of Directors of HGI, including their respective qualifications to serve as directors, their compensation and ownership in series of HGI.

Other Fund Service Providers. Both Funds use the services of ALPS Fund Services, Inc. as their transfer agent and dividend disbursing agent, administrator and fund accountant. Both Funds use ALPS Distributors, Inc. as their distributor. Both Funds use the services of Brown Brothers Harriman & Co. (“BBH”) as its custodian. After the Reorganization, ALPS Fund Services, Inc., the Distributor and BBH will continue to provide their respective services to the Acquiring Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the independent registered public accounting firm to each Fund. After the Reorganization, Cohen will continue to provide services to the Acquiring Fund.

Ownership of Securities of the Funds. As of the Record Date, directors and officers of HGI as a group owned approximately 49.97% of the Institutional Class shares and approximately 1.87% of the Investor Class shares of the Acquiring Fund and owned, in the aggregate, approximately 8.23% of the Acquiring Fund’s outstanding shares. As of the Record Date, directors and officers of HGI as a group owned approximately 19.14% of the Institutional Class shares and less than 1% of the Investor Class shares of the Target Fund and owned, in the aggregate, approximately 3.75% of the Target Fund’s outstanding shares. As of the same date, the following persons owned beneficially or of record 5% or more of the outstanding shares of either class of the Funds.

Principal Shareholders and Control Persons – Acquiring Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of Combined Fund by Class**
Charles Schwab & Co., Inc.* Attn: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	Institutional	183,771.711	25.00%	5.58%
TD Ameritrade, Inc.* 200 S. 108th Ave Omaha, NE 68154	Institutional	54,620.915	7.43%	1.66%
Heartland Holdings Inc.+ 790 N. Water Street, Suite 1200 Milwaukee WI 53202-3509	Institutional	124,275.910	16.90%	3.77%
National Financial Services, LLC* PO Box 3730 Church Street Station New York, NY 10008	Institutional	258,136.617	35.11%	7.83%
GWFS Equities, Inc.* 8515 E. Orchard Road, Dept. 1339 Greenwood Village, CO 80111	Institutional	37,693.350	5.13%	1.14%

Principal Shareholders and Control Persons – Target Fund	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of the Combined Fund by Class**
Charles Schwab & Co., Inc.* Attn: Mutual Funds SF215FMT-05 211 Main St. San Francisco, CA 94105	Institutional	304,040.789	24.48%	9.87%
Pershing LLC* 1250 South Capital of Texas Highway Building 1, Suite 410 West Lake Hills, TX 78746	Institutional	66,818.544	5.38%	2.17%
National Financial Services, LLC* P.O. Box 3730 Church Street Station New York, NY 10008	Institutional	306,574.875	24.69%	9.95%
NYL Investment Management* 30 Hudson Street, Floor 23 Jersey City, NJ 07302	Institutional	66,597.706	5.36%	2.16%
Charles Schwab & Co., Inc.* ATTN: Mutual Funds SF215FMT-05 211 Main Street San Francisco, CA 94105	Investor	689,336.900	12.49%	5.24%
National Financial Services, LLC* P.O. Box 3730 Church Street Station New York, NY 10008	Investor	1,438,425.554	26.06%	10.94%

* HGI believes that with regard to the entities in the above chart, such entities are not the beneficial owners of such shares.

** Based on holdings and commitments as of the Record Date. In connection with the Reorganization, Investor Class shares of the Target Fund will be exchanged for Investor Class shares of the Acquiring Fund, and Institutional Class shares of the Target Fund will be exchanged for Institutional Class shares of the Acquiring Fund.

+ These shares may be deemed beneficially owned by Mr. Bill Nasgovitz through his control of Heartland Holdings, Inc. As of the Record Date, HGI believes Mr. Bill Nasgovitz, through direct ownership and through his control of Heartland Holdings, Inc., beneficially owned approximately 27.84% of Institutional Class shares of the Acquiring Fund, and approximately 15.94% of Institutional Class Shares of the Target Fund.

As of the Record Date, HGI believes that Mr. Will Nasgovitz and Mr. McWey beneficially owned approximately 7.43% and 13.05%, respectively, of the Institutional Class shares of the Acquiring Fund.

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting at the Meeting. As of the Record Date, National Financial Services, LLC, a Delaware limited liability company and a wholly owned subsidiary of Fidelity Global Brokerage Group, Inc., was a record holder of a “controlling interest” of Institutional Class shares of the Acquiring Fund and Investor Class shares of the Target Fund. As of the Record Date, Charles Schwab & Co., Inc., a California corporation and wholly owned subsidiary of Schwab Holdings, Inc., was a record holder of a “controlling interest” of Institutional Class shares of the Acquiring Fund. As noted above, Mr. Bill Nasgovitz, through direct ownership and through his control of Heartland Holdings, Inc., beneficially owned a “controlling interest” of Institutional Class shares of the Acquiring Fund as of the Record Date.

AVAILABLE INFORMATION

HGI is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549). Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Foley & Lardner LLP. Certain legal matters regarding the issuance of the Acquiring Fund Shares will be passed on by the law firm of Godfrey & Kahn, S.C.

FINANCIAL HIGHLIGHTS

Financial highlights for both Funds are included in Appendix C of this Proxy Statement.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2020, by Heartland Group, Inc., a Maryland corporation (“HGI”), on behalf of its series the Heartland Mid Cap Value Fund (the “Acquiring Fund”) and the Heartland Select Value Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”). Heartland Advisors, Inc., a Wisconsin corporation (“Heartland”), is a party to this Agreement with respect to paragraphs 12.1 and 14.1 to 14.4 hereof only. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Fund are made and shall be taken or undertaken by HGI on behalf of each Fund.

The reorganization will consist of (a) the transfer of the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3); and (c) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of common stock, par value $0.001 per share, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (together, the “Reorganization”). Each class of the Target Fund (each, a “Target Class”) has a corresponding class of the Acquiring Fund (each, an “Acquiring Class”) as listed on Schedule A.

WHEREAS, the Reorganization is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

WHEREAS, the Board of Directors of HGI has determined, with respect to the Target Fund, that: (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of HGI has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1	Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Target Fund agrees to assign, transfer and convey the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to continue the business of the Target Fund and assume the Assumed Liabilities (as defined in paragraph 1.3), and (b) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

A-1

1.2	The assets of the Target Fund (the “Target Fund Assets”) to be acquired by the Acquiring Fund shall consist of all property and assets of the Target Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables and rights to register shares under applicable securities laws, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the Target Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

1.3	The Target Fund will use commercially reasonable efforts to discharge all of its liabilities and obligations prior to the Closing Date (as defined in paragraph 3.1), other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the “Assumed Liabilities”).

1.4	As soon as reasonably practicable after the transfer of Target Fund Assets and assumption of Assumed Liabilities provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record, determined as of the Valuation Time (the “Target Fund Shareholders”), full and fractional shares of stock of the applicable Acquiring Class received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate. The Acquiring Fund shall issue shares of common stock of the applicable Acquiring Class with an aggregate net asset value equal to the aggregate net asset value of the respective Target Class owned by Target Fund Shareholders at the Valuation Time. ALPS Fund Services, Inc. (“ALPS”), in its capacity as transfer agent for the Acquiring Fund, shall open accounts or, with respect to Target Fund Shareholders that also have accounts with the Acquiring Fund, otherwise designate accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and transfer to each such Target Fund Shareholder’s account the number of shares of the Acquiring Class based on the calculation set forth in paragraph 2.2. The liquidating distribution of the Acquiring Fund Shares shall be made by the Target Fund to the Target Fund Shareholders as of the Valuation Time in redemption of all outstanding shares of common stock of the Target Fund and in complete liquidation of the Target Fund, and thereafter the Target Fund shall have no shares of common stock outstanding. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of ALPS, the Acquiring Fund’s transfer agent.

1.5	Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6	As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Target Fund shall take further steps to wind up its affairs and to have its existence terminated as a series of HGI in accordance with Maryland law and HGI’s Articles of Incorporation, as amended or supplemented from time to time, and shall file such documents with the U.S. Securities and Exchange Commission (the “Commission”) as may be required by the Commission. After the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

2.	VALUATION

2.1	The value of the Target Fund Assets and the Assumed Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day preceding the Effective Time (as defined in paragraph 3.1) (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Target Fund’s current valuation procedures.

2.2	The number of Acquiring Fund Shares to be issued (including fractional shares) in exchange for the Target Fund Assets shall be determined by dividing the per share net asset value of the Target Class by the per share net asset value of the Acquiring Class. HGI shall determine the net asset value of the Acquiring Fund Shares delivered as of the Valuation Time in accordance with the Acquiring Fund’s current valuation procedures. HGI shall determine the net asset value of the Target Fund Shares as of the Valuation Time in accordance with the Target Fund’s current valuation procedures. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares owned by the Target Fund Shareholders at the Effective Time.

2.3	The share transfer books of the Target Fund will be permanently closed at the Valuation Time and only redemption requests made by Target Fund Shareholders pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time, shall be fulfilled by the Target Fund; redemption requests received by the Target Fund after that time shall be treated as requests for the redemption of the Acquiring Fund Shares to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4	All computations of value hereunder shall be made by or under the direction of each Fund’s accounting agent, ALPS, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Funds’ independent accountant.

3.	CLOSING AND CLOSING DATE

3.1	The Closing shall occur on [ ], 2020, or such other date as the parties may mutually agree in writing (the “Closing Date”), immediately prior to the opening of business (the “Effective Time”). The Closing shall be held at the offices of Heartland, or such other place as the parties may agree in writing.

3.2	Notwithstanding anything to the contrary, in the event that immediately prior to the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Target Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as soon as practicable thereafter that is mutually acceptable to the Funds.

3.3	HGI shall cause Brown Brothers Harriman & Co. (“BBH”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Target Fund Assets were delivered in proper form to the Acquiring Fund’s account held at BBH, custodian for the Acquiring Fund, at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. BBH, on behalf of the Target Fund, shall deliver to the Acquiring Fund’s custody account at BBH as of the Effective Time by book entry, in accordance with the customary practices of BBH and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund Assets are deposited, the Target Fund Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered in accordance with BBH’s customary custody procedures for inter-fund reorganizations at the Effective Time.

3.4	HGI shall instruct ALPS, in its capacity as transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares of each Target Class owned by each such Target Fund Shareholder immediately prior to Closing. HGI shall cause ALPS, the Acquiring Fund’s transfer agent, to deliver a certificate of an authorized officer as to the opening of accounts for the appropriate Acquiring Class in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books or the crediting of the appropriate number of Acquiring Fund Shares to an existing account of the Acquiring Fund, if applicable. The Acquiring Fund shall provide evidence satisfactory to the Target Fund that the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund.

3.5	At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.6	Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of HGI, on behalf of the Target Fund.

4.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND

Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of HGI, the Target Fund represents and warrants to the Acquiring Fund as follows:

4.1	The Target Fund is a duly established series of HGI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation and By-Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2	The Target Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act. The Target Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Target Fund as set forth in its registration statement currently in effect.

4.3	HGI is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration is in full force and effect.

4.4	The Target Fund is not currently engaged in, and the execution, delivery and performance of this Agreement by HGI will not result in: (a) a violation of Maryland law or of HGI’s Articles of Incorporation or By-Laws, each as amended or supplemented from time to time; (b) a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound; or (c) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund.

4.5	At or prior to the Effective Time, all material contracts and other commitments of or applicable to the Target Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Target Fund thereunder will be made, without the Target Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6	No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Fund’s knowledge, threatened against HGI (with respect to the Target Fund) or the Target Fund or any properties or assets held by the Target Fund. Neither HGI (with respect to the Target Fund) nor the Target Fund knows of any facts that are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Target Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Target Fund or its ability to enter into the Agreement or to consummate the transactions herein contemplated.

4.7	The financial statements of the Target Fund at and for the fiscal year ended December 31, 2019 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition the Target Fund as of such dates and there are no known liabilities of the Target Fund as of such dates not disclosed therein.

4.8	Since December 31, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, nor a decrease in the Target Fund’s size due to redemptions, in and of themselves shall be deemed to constitute a material adverse change.

4.9	The value of the net assets of the Target Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Target Fund’s knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.10	The stock transfer ledgers and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Target Fund Shares.

4.11	The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12	As of the date hereof, all federal and other tax returns and reports of the Target Fund required by law to have been filed (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provisions shall have been made for the payment thereof, and the Target Fund has made available to the Acquiring Fund all of the Target Fund’s previously filed tax returns. No tax authority is currently auditing or threatening to audit the Target Fund and no assessment or deficiency regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Target Fund. The Target Fund has not taken a position on its federal or state income tax returns which could give rise to a substantial understatement of federal or state tax within the meaning of Code Section 6662 or the state equivalent thereof, and the Target Fund has not participated in a “reportable transaction” as such term is defined in Code Section 6707A(c).

4.13	For each taxable year of its operations (including the taxable year of the Target Fund ending on the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and (iii) has been eligible to and has computed its federal income tax under Section 852 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. For each taxable year of the Target Fund ending on or before the Closing Date, the Target Fund has distributed substantially all of its investment company taxable income, interest income excludable from gross income less disallowed deductions, and net capital gain (in each case, as defined in the Code) and has not been, and will not be, liable for any material income or excise tax under Sections 852 or 4982 of the Code.

4.14	All issued and outstanding shares of the Target Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and, when sold as contemplated in its prospectus and statement of additional information, validly issued, and, upon receipt by HGI of the consideration therefor, will be fully paid and non-assessable under Maryland law; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of ALPS, the Target Fund’s transfer agent, as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

4.15	On the Closing Date, the Target Fund will have good and marketable title to the Target Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Target Fund Assets hereunder, and upon delivery and payment for such Target Fund Assets, the Acquiring Fund will acquire good and marketable title thereto.

4.16	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of HGI and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of HGI, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17	The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18	Insofar as the following relates to the Target Fund, the registration statement filed by HGI on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Target Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) on the effective date of the N-14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph 4.18 shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by HGI or its agents for use therein relating to the Target Fund.

4.19	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Target Fund, except for the effectiveness of the N-14 Registration Statement, and the filing of any articles amendments, articles supplementary, certificates or other documents that may be required under Maryland law and the approval of the Target Fund Shareholders, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

4.20	The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

4.22	Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund (i) is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting and designation of dividends (and the character thereof) and other distributions on and redemptions of its shares, and (ii) has withheld in respect of all dividends, other distributions and redemption proceeds, all material taxes required to be withheld and has paid such withheld amount to the proper taxing authority (except where such payments are not yet due), and is not liable for any material penalties with respect to such reporting and withholding requirements, and (iii) has collected and maintained all IRS Forms W-9 and/or Forms W-8, as applicable.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of HGI, the Acquiring Fund represents and warrants to the Target Fund as follows:

5.1	The Acquiring Fund is a duly established series of HGI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with the power under its Articles of Incorporation and By-Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

5.2	The Acquiring Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “blue sky” laws and the 1940 Act.

5.3	HGI is registered with the Commission as an open-end management investment company under the 1940 Act. Such registration is in full force and effect.

5.4	The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement by HGI will not result in: (a) a violation of Maryland law or of HGI’s Articles of Incorporation or By-Laws, each as amended or supplemented from time to time; (b) a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

5.5	No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against HGI (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund. Neither HGI (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts that are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the past and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.6	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, assuming effectiveness of the N-14 Registration Statement, will be duly and validly issued and outstanding Acquiring Fund Shares, and, upon receipt by HGI of the Target Fund Assets, will be fully paid and non-assessable under Maryland law. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.7	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of HGI and, subject to the approval of Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of HGI, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8	The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Target Fund, on the effective date of the N-14 Registration Statement and on the Closing Date: (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable; and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.9	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by HGI, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by HGI, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and the filing of any articles amendments, articles supplementary, certificates or other documents that may be required under Maryland law, and approval of the Target Fund Shareholders, and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.10	As of the date hereof, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or threatening to audit the Acquiring Fund and no assessment or deficiency regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Acquiring Fund.

5.11	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

6.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

6.1	The Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of Fund shares and such changes as are contemplated by the Funds’ normal operations. The Target Fund covenants to take any necessary steps so that it will hold securities that are compatible with both Funds’ investment objectives and principal investment strategies as of the Closing Date, subject to the receipt by Foley & Lardner LLP of satisfactory representations and warranties from HGI, the Target Fund and the Acquiring Fund in accordance with Section 9.5 of this Agreement.

6.2	The Target Fund will call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.3	The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.4	Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.5	As soon as reasonably practicable after the Closing, the Target Fund shall make the liquidating distribution required by this Agreement to its shareholders (in redemption of all Target Fund Shares) consisting of the Acquiring Fund Shares received at the Closing.

6.6	It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. No party shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. Each of the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

6.7	Prior to the Valuation Time, HGI, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s: (i) “investment company taxable income” (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

6.8	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.9	The Target Fund and the Acquiring Fund each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (i) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (ii) the Acquiring Fund, title to and possession of all the Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement.

6.10	The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles 7 and 8 to effect the transactions contemplated by this Agreement as promptly as practicable.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be subject, at HGI’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1	The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Target Fund or its agents on or prior to the Closing Date.

7.2	All representations and warranties of HGI, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by an authorized officer of HGI in a form reasonably acceptable to the Target Fund dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3	The Board of Directors of HGI shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 7.3.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at HGI’s election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1	The items that are required to be delivered by the Target Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2	All representations and warranties of HGI, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of HGI in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3	The Board of Directors of HGI shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund Shareholders approve the Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.3.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Directors of HGI and by a “majority of the outstanding voting securities” of the Target Fund as provided in Section 2(a)(42) of the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.1.

9.2	On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

9.4	The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5	The parties shall have received an opinion of Foley & Lardner LLP addressed to each of the Acquiring Fund and the Target Fund, dated the Closing Date, as to U.S. federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement and receipt of satisfactory representations and warranties from HGI, the Target Fund and the Acquiring Fund, the Reorganization will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. The Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

10.	LIABILITY OF THE FUNDS

10.1	It is expressly agreed that the obligations of either the Target Fund or the Acquiring Fund under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of HGI personally, but binds only the Target Fund and the Target Fund’s property or the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of HGI other than the Target Fund or Acquiring Fund shall be responsible for the obligations of HGI hereunder, and all persons shall look only to the Target Fund Assets to satisfy the obligations of the Target Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.

11.	AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

11.1	This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Target Fund Shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2	At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as otherwise provided herein.

11.3	This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Board of Directors of HGI on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Directors, make proceeding with this Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of HGI, the Target Fund, the Acquiring Fund or the Board of Directors or officers of HGI, to the other party.

11.4	Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The other covenants to be performed after the Closing shall survive the Closing.

11.5	This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

12.	EXPENSES AND BROKERAGE FEES

12.1	Except as otherwise provided for herein, all expenses of the Reorganization contemplated by this Agreement will be borne by Heartland; provided, however, that the costs of restructuring the Funds’ portfolios, including, but not limited to, brokerage commissions and other transaction costs will be borne by the Fund directly incurring them. The costs of the Reorganization shall include, but not be limited to: costs associated with preparing, printing and distributing the Proxy Statement covering the solicitation of proxies to approve the transactions contemplated by this Agreement, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to each of the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Target Fund Assets, including all applicable federal and state stock transfer stamps. Notwithstanding the foregoing, Heartland shall pay or assume only those expenses of the Reorganization that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

12.2	HGI, on behalf of each Fund, represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by facsimile, electronic delivery (i.e., e-mail), personal service or certified mail, and addressed as follows:

To Heartland or HGI:

Heartland Group, Inc.
Heartland Advisors, Inc.
Attention: Vinita K. Paul
790 North Water Street, Suite 1200
Milwaukee, WI 53202
Phone: (414) 347-7777

With a copy to:	Godfrey & Kahn, S.C.
Attention: Ellen Drought
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
(414) 273-3500

14.	MISCELLANEOUS

14.1	This Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.

14.2	This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

14.3	The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.4	Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

HEARTLAND GROUP, INC. on behalf of
HEARTLAND MID CAP VALUE FUND

By:
Name: Vinita K. Paul
Title: Vice President, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer

HEARTLAND GROUP, INC. on behalf of
HEARTLAND SELECT VALUE FUND

By:
Name: Vinita K. Paul
Title: Vice President, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer

HEARTLAND ADVISORS, INC.
(solely with respect to paragraphs 12.1 and 14.1 to 14.4 hereof)

By:
Name: Nicole J. Best
Title: Senior Vice President, Chief Financial Officer and Chief Administrative Officer

Schedule A

Corresponding Classes Table

Target Fund – Target Class	Acquiring Fund – Acquiring Class

Heartland Select Value Fund – Investor Class	Heartland Mid Cap Value Fund – Investor Class

Heartland Select Value Fund – Institutional Class	Heartland Mid Cap Value Fund – Institutional Class

APPENDIX B

PURCHASE, REDEMPTION, ACCOUNT AND OTHER POLICIES OF THE FUNDS

(References to the a “Fund,” each “Fund,” the “Funds,” and the “Heartland Fund(s)” in this Appendix B are to the Acquiring Fund and the Target Fund)

How to Invest

PURCHASING SHARES OF THE FUNDS

Two Classes of Shares. Each Fund offers two classes of shares: Investor Class Shares and Institutional Class Shares. Each Class has its own expense structure and minimum investment amounts, allowing you to choose the Class that best meets your situation.

The following table shows the available classes of shares and highlights some of the differences between the two classes.

Features of Class	Investor Class Shares	Institutional Class Shares
Eligible investors	Open to All Investors	Open only to Eligible Investors(1)
Front-end sales charge	None	None
Contingent deferred sales charge	None	None
Redemption Fee(2)	2%	2%
12b-1 Fee	Up to 0.25% of average daily net assets	None
Minimum investment amount(3)(4)	$1,000	$500,000

(1)	Please refer to “Purchasing Institutional Class Shares” below for a description of investors that are eligible to purchase Institutional Class Shares.

(2)	As a percentage of the then-current net asset value of any shares of the Fund that are redeemed or exchanged within 10 days after they were purchased.

(3)	Minimum investment amount may vary according to type of account. Please refer to “Purchasing Investor Class Shares” and “Purchasing Institutional Class Shares” below for a description of minimum investment amounts.

(4)	Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Purchasing Investor Class Shares

Eligible Investors. Investor Class Shares are offered to all types of investors directly and through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries.

Minimum Investments. If you purchase Investor Class Shares directly from a Fund, your initial investment must be for a minimum of $1,000, except for Individual Retirement

Accounts (“IRAs”), Coverdell Education Savings Accounts (“ESAs”), and regular accounts opened with an automatic investment plan. Subsequent purchases made, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties. The following table shows the minimum initial amounts that apply to your purchases of Investor Class Shares of a Fund.

	Regular Account(1)	IRA Account	Coverdell ESA
Select Value Fund	$1,000	$500	$500
Mid Cap Value Fund	1,000	500	500
Value Plus Fund	1,000	500	500
Value Fund	1,000	500	500
(1)	Regular accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

Fees. Investor Class Shares of the Funds are sold without a sales charge. The Investor Class Shares of each Fund are subject to a 12b-1 Fee calculated at the annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of that Fund.

Purchasing Institutional Class Shares

Eligible Investors. Institutional Class Shares are offered to all types of investors directly and through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries, provided that the investor meets the minimum investment threshold for Institutional Class Shares discussed below.

Minimum Investments. The minimum initial investment for the Institutional Class Shares, including for IRAs, is $500,000 and for additional purchases of Institutional Class Shares is $100. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. The following investors will not be subject to the investment minimum with respect to the Institutional Class Shares: qualified retirement or profit sharing plans opened through third party service providers or recordkeepers; financial advisors; institutions that have a strategic investment advisory relationship with Heartland Advisors; employees of Heartland Advisors and their immediate family members; and Heartland Advisors’ investment advisory clients.

B-1

Fees. Institutional Class Shares of the Funds are sold without a sales charge and are not subject to a 12b-1 Fee.

Purchasing Shares Generally

Eligibility to Buy Shares. Each Fund is available for purchase only by residents of the U.S. and certain U.S. territories. Please contact Heartland Advisors or the Distributor for a list of the U.S. territories. After opening an account, if you cease to reside in one of these areas, you will be ineligible to purchase additional shares, except those purchased through reinvestment of net investment income and net capital gain distributions.

Time of Purchase; Form of Payment. Your purchase of a Fund’s shares will be made at the NAV per share next determined after the Fund or its authorized agent receives your purchase request. Your order will not be accepted unless your application or other documentation is complete, your identity is confirmed, and payment in the proper form and amount accompanies your application. Payment must be in U.S. dollars by a check drawn on a bank in the U.S., wire transfer, or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. Once accepted by the Fund or its authorized agent, you may not cancel or revoke your purchase request, but you may redeem your shares at the next determined NAV for the Fund, which may be subject to a redemption fee. However, the Fund may withhold these redemption proceeds until the Fund is reasonably satisfied it has received your payment, which may take up to 15 days.

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that, among other reasons, the officers of Heartland determine employs investment strategies that are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, such as transaction fees, different investment minimums and other conditions imposed by these third parties that do not apply if you purchase your shares directly from a Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this Proxy Statement.

Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund’s behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the NAV per share next determined after the third party (or its authorized designee) receives your order.

If you place an order for Fund shares through a financial intermediary that is not an authorized agent of the Funds in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Funds in accordance with the Funds’ instructions, your purchase will be processed at the NAV next determined after the Funds receive your order from that intermediary. The financial intermediary must promise to send to the Funds immediately available funds in the amount of the purchase price in accordance with the Funds’ procedures. If payment is not received within the time specified, the Funds may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and Heartland Advisors may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend a Heartland Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PURCHASES by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, additional documentation to substantiate the existence of the organization (i.e., Articles of Incorporation, Trust Agreements, Partnership Agreements, or other official documents) is required to open an account. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account.

How to Purchase Shares

By Mail

To open an account, please complete one of the following:

· Account Application

· IRA Application

· Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Please make your purchase check payable to Heartland Funds and mail the completed, signed application, along with your investment check, to the appropriate address below.

B-2

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Heartland Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

To add to an account, detach the Additional Investment Form from your account statement and submit with your check payable to Heartland Funds to the appropriate address listed above. You may also make additional investments through the Internet by logging into your account. Please note that bank instructions must be established on your account prior to the transaction.

By Telephone

If you have already opened an account with Heartland Funds and established your bank account information, you may call Heartland Funds at 1-800-432-7856 to request a purchase of shares by authorizing the amount to be drafted from your bank account. In order to purchase by telephone, you must add the telephone purchase option to your existing account by completing the Account Maintenance Form. Generally, purchases will be made at the NAV per share next determined after instructions are received. Transactions placed by telephone for which Heartland is unable to successfully draft from your bank account will be canceled.

By Internet

To open an account by Internet, please visit heartlandadvisors.com

Some account types that require additional documentation may not be opened online. All online applications submitted are subject to review and will be confirmed upon acceptance.

When establishing an account online, you will be required to provide active bank account information to facilitate transactions.

You may also make additional investments through the Internet by logging into your account. Transactions placed by Internet for which Heartland is unable to successfully draft from your bank account will be canceled.

By Wire

To open an account by wire, please complete one of the following:

·	Account Application

·	IRA Application

·	Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Contact Heartland Shareholder Services at 1-800-432-7856 for further instructions. If Heartland Funds is not informed of the new account and wire purchase prior to market close on the business day wire instructions are delivered to Heartland Funds or its agents, your purchase may be delayed or canceled.

Please note that your financial institution may charge a fee to wire funds.

By Automatic Investment

To set up an Automatic Investment Plan, complete the automatic investment section of the Account Application or the Account Maintenance Form (for existing accounts) and attach a voided check. Return the form to the appropriate address. Automatic Investment Plans may be established for a minimum of $50 per bank draft.

By Exchange

New accounts may be opened by exchange and will have identical registration and services as the account from which the funds were exchanged. Please note that an exchange may be subject to an early redemption fee and will be treated as a redemption of shares upon which you will realize a taxable gain or loss, unless your Fund shares are held in a tax-deferred account. Please consult with your tax advisor.

Exchanges may be placed in writing, by telephone, or through the Internet by logging into your established Heartland Funds account.

B-3

How to redeem

Redeeming Shares Generally

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the NAV per share next determined after your instructions are received by the Funds or their authorized agent. A redemption order will not be accepted unless the order and related information are complete. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted by the Funds or their authorized agent, you may not cancel or revoke your redemption order.

Available proceeds are generally mailed within two business days, or wired on the next business day, after a Fund or its authorized agent accepts your redemption request, although they could be delayed for up to seven days. If a Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first business day after the Fund receives the sales proceeds. If redemption instructions are received for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed, which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances, as permitted by the SEC (such as when the New York Stock Exchange (“NYSE”) is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Typically, the Funds will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Funds. Additionally, the Funds may enter into a line of credit with a bank for temporary purposes to meet redemption requests in situations where borrowing may be preferable to the liquidation of portfolio securities. The Funds also participate in a liquidity program with ReFlow Fund, LLC to provide cash to meet net shareholder redemptions, as more fully described in the SAI. These methods to meet redemption requests may be used regularly and may also be used in stressed market conditions.

Although proceeds generally will be paid in cash, the Funds reserve the right to pay redemptions in the amount of more than $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder “in kind,” which means you would be paid in portfolio securities of the Fund being redeemed. If this occurred, you might incur transaction costs when you sell the portfolio securities. Portfolio securities may be illiquid and may not be saleable at the time they are received. For federal income tax purposes, redemptions paid in kind are taxed in the same manner as redemptions paid in cash. Although the Funds generally pay redemptions in cash, redemptions in kind may be used regularly when deemed advisable by Heartland Advisors and may also be used in unusual or stressed market conditions. A redemption in kind will generally be in the form of a pro-rata portion of a Fund’s portfolio, but may be in the form of a representative basket of securities if the redemption is not large enough to distribute a pro-rata portion, or in the form of individual securities if the redemption is not large enough to distribute a representative basket.

If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV or take other measures as allowable by law unless, and until, you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing the redemption request should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer’s authority to sign on behalf of a corporate shareholder is also required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland prior to mailing their instructions to determine if other documentation may be required.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Funds’ behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the NAV per share next determined after the third party (or its authorized designee) receives your order; orders through a non-authorized intermediary will be processed at the NAV per share next determined after receipt of the order by the Funds.

Involuntary Redemption. If you do not participate in an Automatic Investment Plan or do not qualify for an exemption from the minimum initial investment for a particular Fund and/or Share Class, and your account value with respect to the Fund’s Shares falls below $500 for Investor Class Shares or $400,000 for Institutional Class Shares, for three consecutive months or more, we may redeem all of your shares in that account, at the Fund’s NAV per share next determined after we redeem your shares, upon 60 days’ advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $500 for Investor Class Shares or $400,000 for Institutional Class Shares.

B-4

Early Redemption Fee. Shares of any Heartland Fund that are redeemed or exchanged within 10 days after purchase will be assessed a 2% fee on the NAV of the shares next determined after your request for redemption is received. The fee will apply to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is paid to the applicable Fund and is deducted from your redemption proceeds. The purpose of this early redemption fee is to discourage market timing and other short-term trading in the Funds. Short-term trading may be disruptive to the Funds’ normal investment operations and harmful to the interests of long-term shareholders. Heartland reserves the right to modify the terms of or terminate this fee at any time upon notice to shareholders.

The early redemption fee will be waived under the following circumstances:

·	For shares held in an account of certain retirement or profit-sharing plans;

·	For shares held in tax-favored savings plans;

·	For shares held in asset allocation programs, wrap accounts, or certain similar accounts, if approved by Heartland;

·	For shares purchased by automatic reinvestment of income or capital gains distributions from any Heartland Fund;

·	For shares purchased through an automatic investment plan; and

·	For shares redeemed through a systematic withdrawal plan.

In addition, the early redemption fee may be waived if the Funds do not have the capability to charge the fee. For example, this may occur if the Funds cannot reasonably identify a shareholder who trades through an omnibus account held by a third party or financial intermediary, or reasonably detect short-term trading through such an account. In addition, certain third parties or financial intermediaries may apply different or additional redemption fees or charges.

How to Redeem Shares

By Mail

Provide a letter of instruction that includes:

·	The names and signatures of all account owners

·	Your Heartland account number

·	Your telephone number

·	The dollar amount or number of shares that you would like to redeem (sell)

·	Any special payment instructions

·	Any special documents requested by Heartland to assure proper authorization for the redemption

·	IRA redemptions must include a statement of withholding. If no statement is made, Heartland Funds will withhold 10%.

We will mail the proceeds to the address on the account unless otherwise requested in your written instructions. Instructions for redemptions over $100,000, including those through IRA transfers, and those that request delivery to a bank account or address other than the address of record on the account may require a Medallion Signature Guarantee.

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Heartland Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Telephone

Call a Heartland Funds’ representative toll-free at 1-800-432-7856 to request your redemption. Redemption requests for an IRA or Coverdell ESA may be allowed over the phone in limited circumstances, that may include, normal, pre-mature, and pre-mature exempt distributions. Heartland reserves the right to request that any redemption request be made in writing. You will be asked to provide personal identification information to confirm your identity. A check will be mailed to the address of record for the account unless other arrangements have been pre-authorized. Express mail delivery is available upon request for an additional charge (currently $22.00, subject to change) and additional charges may apply for Saturday delivery.

Wire and Electronic Funds transfer services are available; however, they must be pre-authorized in writing. Contact a representative for information on adding this option to your account. Wire transfers are subject to a fee (currently $4.00, subject to change).

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

By Internet

Shareholders who hold their account directly with Heartland may redeem shares by accessing their account online at heartlandadvisors.com. Redemption proceeds from online transactions may be mailed to the address of record, or may be sent electronically to a bank account that has been previously established for this purpose.

B-5

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request or visit our website at heartlandadvisors.com to download an Account Maintenance Form to add a systematic withdrawal plan to your account.

HOW MAY WE HELP YOU?

1-800-432-7856

heartlandadvisors.com

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1-800-432-7856. If you have a question about investing or need forms described above, call Shareholder Services at the number above or visit our website at heartlandadvisors.com.

Please note that you may terminate or change any option you elect at any time upon five days’ advance notice to the Funds.

B-6

aCCOUNT pOLICIES

HOW TO RECEIVE ACCOUNT INFORMATION

By Telephone

Call 1-800-432-7856

Heartland Funds’ representatives are available to answer your questions from 8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday.

Account balance information is also available over the automated telephone line 24 hours a day, seven days per week. You will be asked to establish a personal identification number for account access.

Over the Internet

Shareholders who hold their account directly with Heartland may visit our website at heartlandadvisors.com and click on the “Log In” link. Follow the registration/log in instructions to access your account. You may view account balances, registration, and history. Please refer to “E-Delivery of Fund Documents,” on page 37, for additional information regarding receiving fund documents by E-Delivery.

By Mail

Account statements are mailed at the end of each calendar quarter. If you would like to receive a printed statement at any time, please contact Shareholder Services at 1-800-432-7856.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of any Heartland Fund with the redemption proceeds from your account in any other Heartland Fund. This type of transaction is referred to as an “exchange” and may be effected by writing or calling the Funds. Subject to compliance with applicable minimum initial and subsequent investment requirements and other restrictions applicable to the Fund you would like to purchase, you may exchange your shares of any Fund for shares of the same Class of any other Heartland Fund. Before engaging in any exchange, you should obtain from Heartland and read the current Prospectus for the Fund you intend to purchase. Telephone exchanges may only occur between identically registered accounts.

Investments in any Heartland Fund are subject to the terms and conditions of that Fund’s Prospectus. Exchanges are subject to the early redemption fee discussed above and the excessive account activity restrictions discussed below. You may obtain a current Prospectus by calling 1-800-432-7856 or visiting heartlandadvisors.com.

You should bear in mind, with regard to all exchanges, that an exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you may realize a gain or loss for federal income tax purposes on that sale. These exchange privileges may be modified or terminated at any time.

You may also exchange shares of one share class of a Heartland Fund for a different share class of the same Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are exchanging into. Share class exchanges are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. An exchange from one class to another within the same Fund will not be a taxable transaction. To obtain more information about share class exchanges, or to place exchange orders, contact the Transfer Agent or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this Proxy Statement. Heartland reserves the right to modify or eliminate the share class exchange feature.

OTHER POLICIES

Customer Identification Program. Heartland has adopted a customer identification program as required by the USA PATRIOT Act, as amended. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account.

Under Heartland’s customer identification program, when you open an account we will ask for your name, street address (or APO/FPO), date of birth, social security number, and other information that will allow us to confirm your identity. Corporate accounts will require other similar information. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. We may also ask to see other identifying documents. Your shares will be purchased at the NAV next calculated after Heartland confirms your identity.

Heartland reserves the right not to open an account or process any purchases, exchanges, or redemptions unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided. If your account is closed for this reason, your shares will be redeemed at the NAV next determined after the account is closed.

Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (short-term trading) may be disadvantageous to a Fund and its shareholders. Frequent purchases and redemptions of Fund shares may present certain risks to Fund shareholders such as dilution in the value of Fund shares held by long-term investors, interference with the efficient management of the Fund’s portfolio, increased brokerage, transaction and administrative costs, and adverse tax consequences. Heartland and its Board of Directors have adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds by shareholders, which are intended to discourage such activity, including the imposition of a 2% fee on redemptions or exchanges of Fund shares made within 10 days of purchase. See “Redeeming Shares Generally - Early Redemption Fee.” Heartland also seeks to identify and detect frequent trading activity that may be disruptive to the Funds, although if such activity is made through omnibus accounts detection may be difficult. Heartland reserves the right to restrict or prohibit any purchase or exchange, and to terminate investment or exchange privileges, if the officers of Heartland determine, in their sole discretion, that any trading activity by a shareholder is not in the best interest of the Fund or its other shareholders. Certain third parties or financial intermediaries may apply additional short-term trading and/or frequent trading limitations.

B-7

Confirming your Transactions. Heartland will send you a written confirmation of every purchase and redemption order in the Funds, excluding automatic transactions. You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with whom you placed your order promptly if you notice any discrepancy. Transaction activity records are available to registered users through the Heartland Funds website at heartlandadvisors.com.

Copies of historical account statements are available upon request.

IRAs and Coverdell Education Savings Accounts. The Funds are available for investment under a self-directed IRA plan for individual investors as well as Simplified Employee Pension (“SEP”) IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (“ESAs”). The Funds are available for investment under these programs at a reduced initial investment minimum of $500 (for Investor Class Shares only). Booklets describing these programs and the forms necessary for establishing accounts under them are available upon request from Heartland or at heartlandadvisors.com.

The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder, which may also be charged on transfers or redemptions.

Backup Withholding. Under IRS rules, you must furnish to the Funds your properly certified social security or other tax identification number to avoid federal income tax backup withholding on net investment income and net capital gain distributions and redemption proceeds (except in the case of certain exempt shareholders). If you do not do so, or the IRS informs the Funds that your tax identification number is incorrect, the Funds may be required to withhold a percentage of your taxable distributions and redemptions proceeds. Amounts withheld by the Funds are submitted to the IRS and are not usually recoverable by the Funds but are credited toward your federal income tax liability.

Signature Guarantees. To protect your account, the Funds reserve the right to require a Medallion Signature Guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source acceptable to the Transfer Agent (collectively referred to as a “signature guarantee”) for written redemption instructions. Normally, a signature guarantee will be required if the written redemption proceeds will exceed $100,000. A signature guarantee will generally also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on a Fund’s records or to an address that was changed within the last 15 days, or forwarded to a bank not identified on the Fund’s records as authorized to receive the proceeds or to a bank account that was changed within the last 15 days. In addition to the situations described above, the Funds and/or their Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances of the particular situation. Acceptable guarantors include, among others, banks, and brokerage firms that are members of a domestic stock exchange. A Notary Public cannot guarantee signatures.

Medallion Signature Guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A Medallion Signature Guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink, and scanners.

Reserved Rights. In addition to other reserved rights, the Funds may:

·	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or redemption privileges, for any reason;

·	Reject any purchase request for any reason;

·	Freeze any account and/or involuntarily redeem an account, if Heartland believes that the account is being used for fraudulent or illegal purposes. Heartland may take this action when, at its sole discretion, it deems the action to be in the Funds’ best interest or when the Funds are requested or compelled to do so by governmental authority or by applicable law;

·	Waive or lower any minimum dollar investment amount; and/or

·	Suspend redemptions or postpone payments when the NYSE is closed, when trading on the NYSE is restricted, or when an emergency exists that prevents the Funds from disposing of its portfolio securities or pricing its shares.

B-8

COST BASIS. The Funds are required to report to you, and the IRS, the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when they are subsequently redeemed or exchanged. The Funds will determine the cost basis of covered shares using the Average Cost Method, unless you elect in writing a different permissible method. Please see the SAI for more information regarding cost basis reporting, including information about the Average Cost Method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Heartland representatives are not licensed tax advisors and are unable to give tax advice.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the NAV per share next determined following receipt of your order by the Fund or its authorized agent. NAV is the difference between the values of the Fund’s assets and liabilities divided by the number of shares outstanding. It is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time, but may be earlier in the case of a holiday or when an emergency exists) on each day the NYSE is open (the “Close of Trading”). Orders received after the Close of Trading are priced at the NAV per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the Close of Trading and transmit those orders separately for execution at the NAV per share next determined.

For purposes of determining NAV for a particular Fund, the Fund’s portfolio securities are valued on the basis of market quotations or at fair value in accordance with pricing policies and procedures adopted by Heartland’s Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges, unless facts and circumstances indicate a different fair value, in which case the security will be fair valued on a case-by-case basis as noted below. The Funds use a fair value methodology to value securities for which market quotations are not readily available or deemed unreliable. Market quotations are readily available in most instances for the common stocks and other equity securities in which the Funds invest. However, some of the securities held by the Funds may be illiquid or thinly traded due to their small market capitalizations, the size of the Fund’s position, or otherwise, and are valued at their fair values. An equity security may also be priced at its fair value when the exchange on which the security is principally traded closes early or when trading in the security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Pricing Committee for Heartland may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s NAV is calculated. Debt securities are generally stated at fair value as furnished by an independent pricing service based primarily on information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. In the absence of such a valuation, the fair value will be determined on a case-by-case basis as noted below or at amortized cost as provided below. Debt securities purchased with remaining maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, unless facts and circumstances indicate a different fair value, in which case the security will be fair valued on a case-by-case basis as noted below.

Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Funds’ Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

B-9

APPENDIX C

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each class of shares of each Fund over the period presented (assuming reinvestment of all dividends and distributions). Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.

The information for the years ended December 31, 2016, 2017, 2018 and 2019 for the Funds has been audited by Cohen, the Funds’ independent registered public accounting firm. Cohen’s report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Reorganization SAI. The information for the year ended December 31, 2015 for the Funds was audited by another independent registered public accounting firm.

Financial highlights

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
Select Value Fund (Target Fund)
Investor Class
December 31, 2019	$22.68	$0.23	$3.98	$4.21	$(0.22)	$(1.17)	$(1.39)	$25.50
December 31, 2018	28.09	0.35	(1.72)	(1.37)	(0.32)	(3.72)	(4.04)	22.68
December 31, 2017	28.43	0.42	3.13	3.55	(0.42)	(3.47)	(3.89)	28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
Institutional Class
December 31, 2019	22.58	0.29	3.97	4.26	(0.28)	(1.17)	(1.45)	25.39
December 31, 2018	28.00	0.41	(1.71)	(1.30)	(0.40)	(3.72)	(4.12)	22.58
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
Mid Cap Value Fund (ACQUIRING FUND))
Investor Class
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
Institutional Class
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23

(a)       Redemption fees represent less than $.01 on a per share basis.

(b)       Calculated using the average shares method.

(c)       Portfolio turnover rate is calculated at the Fund level.

(d)       Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

		RATIOS/SUPPLEMENTAL DATA
Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)

18.59%		$166,834	1.25%	0.90%	N/A	N/A	N/A	N/A	54%
(4.76)		162,524	1.20	1.21	N/A	N/A	N/A	N/A	37
12.42		199,636	1.23	1.42	N/A	N/A	N/A	N/A	43
19.25		221,868	1.23	1.13	N/A	N/A	N/A	N/A	49
(4.16)		245,105	1.20	0.84	N/A	N/A	N/A	N/A	40

18.91	%(d)	33,104	N/A	N/A	1.02%	0.99%	1.12%	1.15%	54%
(4.55)		29,677	N/A	N/A	0.98	0.98	1.43	1.43	37
12.69	(d)	34,401	N/A	N/A	1.01	0.99	1.70	1.72	43
19.54	(d)	42,256	N/A	N/A	1.00	0.99	1.36	1.37	49
(3.92)		47,178	N/A	N/A	0.94	0.94	1.05	1.05	40

25.30	%(d)	7,627	N/A	N/A	2.11%	1.25%	0.12%	0.98%	62%
(8.58	)(d)	5,390	N/A	N/A	2.37	1.25	0.31	1.43	49
8.11	(d)	4,823	N/A	N/A	2.50	1.25	(0.42)	0.83	51
28.67	(d)	3,998	N/A	N/A	3.22	1.25	(1.13)	0.84	76
(7.08	)(d)	2,853	N/A	N/A	3.55	1.25	(1.40)	0.90	46

25.58	%(d)	7,320	N/A	N/A	1.86%	0.99%	0.42%	1.30%	62%
(8.28	)(d)	3,211	N/A	N/A	2.28	0.99	0.39	1.68	49
8.37	(d)	2,823	N/A	N/A	2.45	0.99	(0.37)	1.09	51
28.97	(d)	2,689	N/A	N/A	3.46	0.99	(1.33)	1.14	76
(6.89	)(d)	1,723	N/A	N/A	3.41	0.99	(1.36)	1.06	46

STATEMENT OF ADDITIONAL INFORMATION

Dated July 24, 2020

FOR THE REORGANIZATION OF

HEARTLAND SELECT VALUE FUND

into

HEARTLAND MID CAP VALUE FUND

Each a series of Heartland Group, Inc.

790 North Water Street, Suite 1200
Milwaukee, Wisconsin 53202
Telephone: (800) 432-7856

www.heartlandfunds.com

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus. A Proxy Statement/Prospectus dated July 24, 2020, relating to the above referenced matter may be obtained from the Funds by writing or calling the Funds at the address and telephone number shown above. This Reorganization SAI should be read in conjunction with such Proxy Statement/Prospectus.

You should rely only on the information contained in this Reorganization SAI and the Proxy Statement/Prospectus. The Funds have not authorized others to provide additional information. This Reorganization SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

B-1

GENERAL INFORMATION

This Reorganization SAI and the Proxy Statement/Prospectus are related to the reorganization of the Heartland Select Value Fund (the “Target Fund”) with and into the Heartland Mid Cap Value Fund (the “Acquiring Fund”), each a series of HGI, which involves (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the applicable class of common stock, par value $0.001 per share, of the Acquiring Fund; (2) the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (3) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of common stock, par value $0.001 per share, of the Target Fund and in complete liquidation of the Target Fund (collectively referred to as the “Reorganization”). The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Target Fund and the Acquiring Fund are collectively referred to as the “Funds.”

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE REORGANIZATION SAI

The following documents have been filed with the Securities and Exchange Commission, are incorporated by reference herein and accompany this Reorganization SAI:

·	The Annual Report to Shareholders, with respect to the Target Fund and the Acquiring Fund, for the fiscal year ended December 31, 2019 (File No. 811-04982); and

·	The Statement of Additional Information of HGI, with respect to the Target Fund and the Acquiring Fund, dated May 1, 2020 (File Nos. 033-11371; 811-4982).

Additional copies of these materials and other information about HGI and the Funds are available upon request and without charge by writing to the address below or by calling the telephone number listed as follows:

790 North Water Street, Suite 1200 Milwaukee, Wisconsin 53202 Telephone: (800) 432-7856

B-2

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial statements set forth below are for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma amounts have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund for the period ended December 31, 2019, and are intended to present data as if the Reorganization of the Target Fund into the Acquiring Fund had taken place on the first day of the period ended December 31, 2019. The unaudited pro forma statements provided herein should be read in conjunction with the Annual Report of the Target Fund and the Acquiring Fund dated December 31, 2019.

B-3

Combined Pro Forma

Schedule of Investments

As of December 31, 2019 (unaudited)

	HEARTLAND SELECT VALUE FUND		HEARTLAND MID CAP VALUE FUND		PRO FORMA ADJUSTMENTS (f)		HEARTLAND MID CAP VALUE FUND PRO FORMA COMBINED
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
COMMON STOCKS
Communication Services
Diversified Telecommunication Services
Verizon Communications, Inc.	100,000	$6,140,000	-	$-	(100,000)	$(6,140,000)	-	$-
Media
Omnicom Group, Inc.	-	-	2,580	209,032	22,959	1,860,160	25,539	2,069,192
Pearson PLC (ADR) (c)	360,000	3,034,800	-	-	-	-	360,000	3,034,800
		3,034,800		209,032		1,860,160		5,103,992
TOTAL COMMUNICATION SERVICES		9,174,800		209,032		(4,279,840)		5,103,992
Consumer Discretionary
Automobiles
Thor Industries, Inc.	50,000	3,714,500	6,024	447,523	53,607	3,982,481	109,631	8,144,504
Household Durables
DR Horton, Inc.	-	-	1,349	71,160	12,005	633,246	13,354	704,406
Leggett & Platt, Inc.	-	-	2,461	125,092	21,900	1,113,193	24,361	1,238,285
Mohawk Industries, Inc. (a)	50,000	6,819,000	2,589	353,088	23,039	3,142,108	75,628	10,314,196
		6,819,000		549,340		4,888,547		12,256,887
Specialty Retail
Advance Auto Parts, Inc.	24,000	3,843,840	-	-	(24,000)	(3,843,840)	-	-
American Eagle Outfitters, Inc.	-	-	14,177	208,402	126,160	1,854,556	140,337	2,062,958
		3,843,840		208,402		(1,989,284)		2,062,958
TOTAL CONSUMER DISCRETIONARY		14,377,340		1,205,265		6,881,744		22,464,349
Consumer Staples
Food Products
Bunge, Ltd.	90,000	5,179,500	7,911	455,278	70,400	4,051,493	168,311	9,686,271
Cal-Maine Foods, Inc.	90,000	3,847,500	8,310	355,252	73,950	3,161,371	172,260	7,364,123
Sanderson Farms, Inc.	10,000	1,762,200	1,230	216,751	10,946	1,928,851	22,176	3,907,802
		10,789,200		1,027,281		9,141,715		20,958,196
TOTAL CONSUMER STAPLES		10,789,200		1,027,281		9,141,715		20,958,196
Energy
Energy Equipment & Services
Dril-Quip Inc. (a)	85,000	3,987,350	-	-	(85,000)	(3,987,350)	-	-
National Oilwell Varco, Inc.	-	-	26,617	666,756	236,863	5,933,422	263,480	6,600,178
TechnipFMC PLC	-	-	7,686	164,788	68,397	1,466,437	76,083	1,631,225
		3,987,350		831,544		3,412,509		8,231,403
Oil Gas & Consumable Fuels
Cabot Oil & Gas Corp.	-	-	7,867	136,965	70,008	1,218,839	77,875	1,355,804
HollyFrontier Corp.	50,000	2,535,500	-	-	(50,000)	(2,535,500)	-	-
Pioneer Natural Resources Co.	-	-	2,282	345,426	20,307	3,073,929	22,589	3,419,355
Suncor Energy, Inc.	195,000	6,396,000	-	-	(195,000)	(6,396,000)	-	-
		8,931,500		482,391		(4,638,732)		4,775,159
TOTAL ENERGY		12,918,850		1,313,935		(1,226,223)		13,006,562
Financials
Banks
Community Trust Bancorp, Inc.	75,002	3,498,093	-	-	(75,002)	(3,498,093)	-	-
First Horizon National Corp.	-	-	30,520	505,411	271,596	4,497,625	302,116	5,003,036
PNC Financial Services Group Inc.	40,000	6,385,200	-	-	(40,000)	(6,385,200)	-	-
Popular, Inc.	-	-	9,626	565,528	85,661	5,032,597	95,287	5,598,125
Stock Yards Bancorp, Inc.	95,000	3,900,700	-	-	(95,000)	(3,900,700)	-	-
Truist Financial Corp.	100,000	5,632,000	-	-	(100,000)	(5,632,000)	-	-
UMB Financial Corp.	-	-	6,632	455,220	59,018	4,050,981	65,650	4,506,201
Wells Fargo & Co.	135,000	7,263,000	-	-	(135,000)	(7,263,000)	-	-
		26,678,993		1,526,159		(13,097,790)		15,107,362
Capital Markets
The Bank of New York Mellon Corp.	60,000	3,019,800	-	-	(60,000)	(3,019,800)	-	-
Charles Schwab Corp.	135,000	6,420,600	-	-	(135,000)	(6,420,600)	-	-
State Street Corp.	-	-	5,477	433,231	48,740	3,855,295	54,217	4,288,526
		9,440,400		433,231		(5,585,105)		4,288,526
Diversified Financial Services
Berkshire Hathaway, Inc. (Class B) (a)	35,000	7,927,500	-	-	(35,000)	(7,927,500)	-	-
Insurance
CNA Financial Corp.	-	-	5,461	244,707	48,597	2,177,637	54,058	2,422,344
Fairfax Financial Holdings, Ltd. (CAD) (b)	11,000	5,165,100	-	-	(11,000)	(5,165,100)	-	-
Old Republic International Corp.	90,000	2,013,300	-	-	-	-	90,000	2,013,300
Reinsurance Group of America, Inc.	-	-	2,903	473,363	25,834	4,212,432	28,737	4,685,795
		7,178,400		718,070		1,224,969		9,121,439
TOTAL FINANCIALS		51,225,293		2,677,460		(25,385,426)		28,517,327
Health Care
Health Care Equipment & Supplies
DENTSPLY SIRONA, INC.	70,000	3,961,300	3,615	204,573	32,170	1,820,482	105,785	5,986,355
Health Care Providers & Services
CVS Health Corp.	60,000	4,457,400	-	-	(60,000)	(4,457,400)	-	-
Encompass Health Corp.	-	-	2,670	184,951	23,760	1,645,867	26,430	1,830,818
Humana, Inc.	-	-	1,528	560,043	13,598	4,983,786	15,126	5,543,829
Quest Diagnostics, Inc.	47,500	5,072,525	6,203	662,418	55,200	5,894,824	108,903	11,629,767
Triple-S Management Corp. (Class B) (a)	177,666	3,285,044	-	-	(177,666)	(3,285,044)	-	-
		12,814,969		1,407,412		4,782,033		19,004,414
Pharmaceuticals
Johnson & Johnson	44,000	6,418,280	-	-	(44,000)	(6,418,280)	-	-
Perrigo Co. PLC	-	-	1,849	95,519	16,454	850,021	18,303	945,540
Pfizer, Inc.	115,000	4,505,700	-	-	(115,000)	(4,505,700)	-	-
Sanofi (ADR)	80,000	4,016,000	-	-	(80,000)	(4,016,000)	-	-
		14,939,980		95,519		(14,089,959)		945,540
TOTAL HEALTHCARE		31,716,249		1,707,504		(7,487,444)		25,936,309
Industrials
Aerospace & Defense
Arconic, Inc.	-	-	6,642	204,374	59,107	1,818,716	65,749	2,023,090
Air Freight & Logistics
FedEx Corp	25,000	3,780,250	-	-	(25,000)	(3,780,250)	-	-
Building Products
AO Smith Corp.	-	-	3,575	170,313	31,814	1,515,606	35,389	1,685,919
Commercial Services & Supplies
Stericycle, Inc. (a)	-	-	3,934	251,028	35,008	2,233,888	38,942	2,484,916

B-4

	HEARTLAND SELECT VALUE FUND		HEARTLAND MID CAP VALUE FUND		PRO FORMA ADJUSTMENTS (f)		HEARTLAND MID CAP VALUE FUND PRO FORMA COMBINED
	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
COMMON STOCKS
Machinery
Flowserve Corp.	105,000	5,225,850	7,311	363,868	65,060	3,238,044	177,371	8,827,762
Gorman-Rupp Co.	70,000	2,625,000	-	-	(70,000)	(2,625,000)	-	-
Lincoln Electric Holdings, Inc.	-	-	3,196	309,149	28,441	2,751,100	31,637	3,060,249
		7,850,850		673,017		3,364,144		11,888,011
Marine
Kirby Corp. (a)	55,000	4,924,150	-	-	(55,000)	(4,924,150)	-	-
Professional Services
ManpowerGroup, Inc.	70,000	6,797,000	6,277	609,497	55,859	5,423,876	132,136	12,830,373
Road & Rail
AMERCO	10,500	3,946,110	985	370,183	8,765	3,294,234	20,250	7,610,527
TOTAL INDUSTRIALS		27,298,360		2,278,412		8,946,064		38,522,836
Information Technology
Communications Equipment
Cisco Systems, Inc.	110,000	5,275,600	-	-	(110,000)	(5,275,600)	-	-
IT Services
The Western Union Co.	-	-	6,971	186,683	62,035	1,661,285	69,006	1,847,968
Semiconductors & Semiconductor Equipment
ON Semiconductor Corp. (a)	-	-	13,227	322,474	117,706	2,869,680	130,933	3,192,154
Skyworks Solutions, Inc.	35,000	4,230,800	2,534	306,310	22,550	2,725,834	60,084	7,262,944
		4,230,800		628,784		5,595,514		10,455,098
Software
Oracle Corp.	65,000	3,443,700	-	-	(65,000)	(3,443,700)	-	-
Teradata, Corp. (a)	-	-	11,755	314,681	104,607	2,800,331	116,362	3,115,012
		3,443,700		314,681		(643,369)		3,115,012
TOTAL INFORMATION TECHNOLOGY		12,950,100		1,130,148		1,337,830		15,418,078
Materials
Chemicals
American Vanguard Corp.	250,000	4,867,500	-	-	(250,000)	(4,867,500)	-	-
Eastman Chemical Co.	-	-	3,703	293,500	32,953	2,611,837	36,656	2,905,337
		4,867,500		293,500		(2,255,663)		2,905,337
Containers & Packaging
International Paper Co.	-	-	6,352	292,510	56,526	2,603,026	62,878	2,895,536
Metals & Mining
Cleveland-Cliffs Inc.	-	-	8,202	68,897	72,989	613,109	81,191	682,006
IAMGOLD Corp. (a)	550,000	2,051,500	-	-	(550,000)	(2,051,500)	-	-
Major Drilling Group International, Inc. (CAD) (a)(b)	500,000	2,183,204	-	-	(500,000)	(2,183,204)	-	-
Schnitzer Steel Industries, Inc. (Class A)	115,000	2,493,200	-	-	(115,000)	(2,493,200)	-	-
		6,727,904		68,897		(6,144,795)		682,006
TOTAL MATERIALS		11,595,404		654,907		(5,767,432)		6,482,879
Real Estate
Equity Real Estate Investment Trusts (REITs)
American Homes 4 Rent (Class A)	-	-	9,641	252,690	85,795	2,248,679	95,436	2,501,369
CyrusOne, Inc.	30,000	1,962,900	-	-	(30,000)	(1,962,900)	-	-
Equity Commonwealth	-	-	13,084	429,548	116,434	3,822,520	129,518	4,252,068
Public Storage	-	-	677	144,174	6,025	1,282,995	6,702	1,427,169
Ryman Hospitality Properties, Inc.	-	-	2,483	215,177	22,096	1,914,846	24,579	2,130,023
Weyerhaeuser Co.	120,000	3,624,000	8,011	241,932	71,289	2,152,941	199,300	6,018,873
		5,586,900		1,283,521		9,459,081		16,329,502
Real Estate Management & Development
Forestar Group, Inc. (a)	110,000	2,293,500	-	-	(110,000)	(2,293,500)	-	-
TOTAL REAL ESTATE		7,880,400		1,283,521		7,165,581		16,329,502
Utilities
Electric Utilities
Exelon Corp.	140,000	6,382,600	11,536	525,926	102,658	4,680,187	254,194	11,588,713
FirstEnergy Corp.	-	-	4,384	213,063	39,013	1,896,030	43,397	2,109,093
		6,382,600		738,989		6,576,217		13,697,806
Multi-Utilities
MDU Resources Group, Inc.	110,000	3,268,100	15,497	460,416	137,907	4,097,214	263,404	7,825,730
TOTAL UTILITIES		9,650,700		1,199,405		10,673,431		21,523,536
TOTAL COMMON STOCKS		$199,576,696		$14,686,870		$-		$214,263,566

	INTEREST RATE	PAR AMOUNT	VALUE	INTEREST RATE	PAR AMOUNT	VALUE	INTEREST RATE	PAR AMOUNT	VALUE	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS
TIME DEPOSITS
JPM Chase (New York) (e)	N/A	N/A	$-	1.56%	231,666	$231,666	N/A	N/A	$-	1.56%	231,666	$231,666
TOTAL SHORT-TERM INVESTMENTS			$-			$231,666			$-			$231,666

	INTEREST RATE	SHARES	VALUE	INTEREST RATE	SHARES	VALUE	INTEREST RATE	SHARES	VALUE	INTEREST RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED
REGISTERED INVESTMENT COMPANIES
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class (d)	1.41%	270,153	$270,153	N/A	N/A	$-	N/A	N/A	$-	1.41%	270,153	$270,153
TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED			$270,153			$-			$-			$270,153

TOTAL INVESTMENTS			$199,846,849			$14,918,536			$-			$214,765,385
OTHER ASSETS AND LIABILITIES, NET			90,704			28,121			-			118,825
TOTAL NET ASSETS			$199,937,553			$14,946,657			$-			$214,884,210

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Loaned security; a portion or all of the security was on loan as of December 31, 2019. The total value of securities on loan was $261,583. See Note 4 in Notes to Financial Statements.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 4 in Notes to Financial Statements.
The rate listed is the 7-day yield as of December 31, 2019.
(e)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2019.
(f)

It is anticipated that up to 66% of the securities held by the Target Fund will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. The adjustments are made to reflect these portfolio transactions.

Common Abbreviations:

ADR	American Depositary Receipt.
CAD	Canadian Dollar.
Ltd.	Limited
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The accompanying Notes to Financial Statements are an integral part of these Statements.

B-5

Combined Pro Forma Statement of Assets and Liabilities

As of December 31, 2019 (Unaudited)

	Heartland Select Value Fund	Heartland Mid Cap Value Fund	Pro Forma Adjustments (a)	Heartland Mid Cap Value Fund Pro Forma Combined
ASSETS:
Investments in securities, at cost	$163,368,389	$13,303,109	$-	$176,671,498
Investments, at value	$199,846,849	$14,918,536	$-	$214,765,385
Receivable for securities sold	1,480,709	-	-	1,480,709
Accrued dividends and interest	162,491	32,039	-	194,530
Accrued securities lending income	92	-	-	92
Receivable for capital shares issued	10,845	838	-	11,683
Prepaid expenses	22,194	6,488	-	28,682
Total Assets	201,523,180	14,957,901	-	216,481,081
LIABILITIES:
Payable due to custodian due to overdraft	803,006	-	-	803,006
Payable for capital shares redeemed	419,708	-	-	419,708
Payable for collateral upon return of securities loaned	270,153	-	-	270,153
Accrued Expenses
Management Fees	15,765	200	-	15,965
Distribution Fees - Investor Class	28,039	205	-	28,244
Fund accounting fees	11,764	4,773	-	16,537
Transfer agency fees	22,746	3,933	-	26,679
Custody fees	1,123	537	-	1,660
Audit fees	516	323	-	839
Legal fees	3,644	263	-	3,907
Printing fees	5,667	365	-	6,032
Other	3,496	645	-	4,141
Total Liabilities	1,585,627	11,244	-	1,596,871
NET ASSETS	$199,937,553	$14,946,657	$-	$214,884,210
NET ASSETS CONSIST OF:
Paid-in capital	$160,740,678	$13,455,374	$-	$174,196,052
Total distributable earnings	39,196,875	1,491,283	-	40,688,158
NET ASSETS	$199,937,553	$14,946,657	$-	$214,884,210

Net Asset Value, offering and redemption price per share:
Investor Class:
Net Assets	$166,833,812	$7,626,594		$174,460,406
Shares Outstanding	6,542,399	623,268	7,091,758	14,257,425
Net Asset Value, offering and redemption price per share	$25.50	$12.24		$12.24
Institutional Class:
Net Assets	$33,103,741	$7,320,063		$40,423,804
Shares Outstanding	1,303,965	596,822	1,395,061	3,295,848
Net Asset Value, offering and redemption price per share	$25.39	$12.27		$12.27

(a) Target Fund shareholders of Investor Class will receive shares of the Acquiring Fund's Investor Class in connection with the Reorganization.  Target Fund shareholders of Institutional Class will receive shares of the Acquiring Fund's Institutional Class in connection with the Reorganization. It is anticipated that up to 66% of the securities held by the Target Fund will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. The adjustments are made to reflect these portfolio transactions.

B-6

Combined Pro Forma Statement of Operations

For the year ended December 31, 2019 (Unaudited)

	Heartland Select Value Fund	Heartland Mid Cap Value Fund	Pro Forma Adjustments		Heartland Mid Cap Value Fund Pro Forma Combined
INVESTMENT INCOME:
Dividends	$4,439,025	$276,176	$-		$4,715,201
Interest	51,612	6,070	-		57,682
Securities lending, net	7,199	-	-		7,199
Foreign taxes withheld	(78,913)	(1,192)	-		(80,105)
Total Investment Income	4,418,923	281,054	-		4,699,977

EXPENSES:
Management fees	1,546,710	93,417	-		1,640,127
Distribution fees - Investor Class	398,692	17,399	21,061	(a)	437,152
Transfer agency fees	258,733	44,011	(127,613)	(b)	175,131
Fund accounting fees	96,085	19,582	(15,440)	(c)	100,227
Custodian fees	13,895	8,422	(6,629)	(d)	15,688
Printing and communication fees	4,358	288	793	(e)	5,439
Postage fees	11,865	590	(179)	(f)	12,276
Legal fees	26,658	1,548	2,670	(g)	30,876
Registration fees	34,617	30,048	(35,465)	(h)	29,200
Director's fees	31,185	1,824	(464)	(i)	32,545
Audit and tax fees	23,922	23,358	(24,135)	(j)	23,145
Insurance fees	22,908	1,028	971	(k)	24,907
Other expenses	22,328	7,743	(5,651)	(l)	24,420
Total Expenses before Waivers	2,491,956	249,258	(190,081)		2,551,133
Expenses waived by investment advisor (See Note 5)	(9,701)	(107,665)	112,466	(m)	(4,900)
Total Expenses after waivers	2,482,255	141,593	(77,615)		2,546,233
NET INVESTMENT INCOME	1,936,668	139,461	77,615		2,153,744

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	10,328,319	166,026	10,932,823		21,427,168
Foreign currency translation	(48,392)	-	-		(48,392)
Net realized gain	10,279,927	166,026	10,932,823		21,378,776
Net change in unrealized appreciation (depreciation) on:
Investments	21,707,731	2,272,462	(10,932,823)		13,047,370
Foreign currency translation	396,132	-	-		396,132
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	32,383,790	2,438,488	-		34,822,278
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,320,458	$2,577,949	$77,615		$36,976,022

(a) The adjustment is made to show the increase in net assets acquired from the Target Fund that will be charged for the Distribution fees due to the Reorganization.

(b) The adjustment is made to show the change in the transfer agent fees due to the Reorganization. The adjustment is made to show the decrease in direct shareholder based fees.

(c) The adjustment is made to show the change in fund accounting fees due to the Reorganization. The adjustment is made to show the decrease in contract based fees.

(d) The adjustment is made to show a change in custodian fees due to the Reorganization.

(e) The adjustment is made to show the change in printing fees due to the Reorganization.

(f) The adjustment is made to show the change in postage fees due to the Reorganization.

(g) The adjustment is made to show the change in legal fees due to the Reorganization.

(h) The adjustment is made to show the change in registration fees due to the Reorganization.

(i) The adjustment is made to show the change in director’s fees due to the Reorganization.

(j) The adjustment is made to show the change in audit and tax fees due to the Reorganization.

(k) The adjustment is made to show the change in insurance fees due to the Reorganization.

(l) The adjustment is made to show the change in other expenses due to the Reorganization.

(m) The adjustment is made to show the adjusted waived/amount reimbursed due to the Acquiring Fund based on the combined asset levels and expenses, as well as the current expense limitation agreement as of December 31, 2019.

B-7

Notes to combining pro forma financial statements of

HEARTLAND SELECT VALUE FUND AND heartland mid cap Value FUND

DECEMBER 31, 2019

(Unaudited)

(1) BASIS OF CONSOLIDATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Heartland Select Value Fund (the “Target Fund”), a series of Heartland Group, Inc. (“HGI”), a Maryland Corporation, into the Heartland Mid Cap Value Fund (the “Acquiring Fund”), another series of HGI and, together with the Target Fund, (the “Reorganization”). The Board of HGI, on behalf of both the Target and Acquiring Fund, has determined unanimously, that the Reorganization would be in the best interests of the Target Fund and Acquiring Fund (together, the “Fund”) and its shareholders and the interests of the existing shareholders of the Funds will not be diluted.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at December 31, 2019 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the year ended December 31, 2019 and assumed the merger occurred at the beginning of the period.

The Agreement and Plan of Reorganization (the “Plan”) provides for (i) the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for (a) Investor Class shares of the Acquiring Fund, which will be distributed by the Target Fund to its Investor Class and (b) Institutional Class shares of the Acquiring Fund, which will be distributed by the Target Fund to its Institutional Class shareholders; and (ii) the termination of the Target Fund. The transactions contemplated by the Plan are expected to qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.

The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

It is anticipated that up to 66% of the securities held by the Target Fund will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund.  Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Based on the Target Fund’s holdings and shares outstanding as of December 31, 2019, the estimated brokerage costs associated with the proposed portfolio repositioning to Target Fund Shareholders would be approximately $125,000 or less than $0.01 per share.  Based on the same information, the Target Fund estimates that the proposed portfolio repositioning would result in net realized capital gain distributions to be distributed to Target Fund Shareholders of approximately $18,000,000, or approximately $2.31 per share.  The estimated costs of the Reorganization are $200,000, and will be borne by Heartland Advisors, Inc. (the “Advisor”) and not the Funds. This amount is only an estimate and the actual amount of Reorganization costs may differ. Under the Reorganization Agreement, the Advisor has agreed to pay the following costs and expenses relating to obtaining shareholder approval from Target Fund shareholders: costs associated with preparing, printing and distributing the Proxy Statement covering the solicitation of proxies to approve the transactions contemplated by the Reorganization Agreement, and winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to each of the Target Fund and the Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Target Fund assets, including all applicable federal and state stock transfer stamps. The costs of restructuring the Funds’ portfolios, including, but not limited to brokerage commissions and other transaction costs (if any), will be borne by the Fund directly incurring them. Thus, the Target Fund will bear the costs related to the proposed repositioning of the Target Fund’s portfolio holdings prior to the Closing of the Reorganization.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Funds. The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the Reorganization occurred on the dates above.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Acquiring Fund in the preparation of the financial statements. The Acquiring Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Acquiring Fund has applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of HGI (the “Board”). The Acquiring Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Acquiring Fund’s securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for HGI may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund's net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security's fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

B-8

(b)	The Acquiring Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Acquiring Fund accordingly pays no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Acquiring Fund are declared and paid at least annually. Dividends from the Acquiring Fund are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2019, the Acquiring Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2019, the following reclassifications were made to increase (decrease) such amounts:

	Total Distributable Earnings	PAID-IN CAPITAL
ACQUIRING FUND	$(25,228)	$25,228

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as HGI is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Acquiring Fund amortizes premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Acquiring Fund’s understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Acquiring Fund’s share class based on their respective net assets. The Acquiring Fund and share classes are charged for those expenses that are directly attributable to them.

(f)	The Acquiring Fund may invest a portion of its assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Acquiring Fund may utilize an estimate for the current year character of distributions.

(g)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the Liquidity Risk Management Program. As of December 31, 2019, the Acquiring Fund did not hold any restricted securities.

(h)	The Acquiring Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Acquiring Fund values assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Acquiring Fund's non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

B-9

(i)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3) FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Acquiring Fund’s investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Acquiring Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Acquiring Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Acquiring Fund’s investments as of December 31, 2019:

ACQUIRING FUND
Investments in Securities at Value	Level 1 — Quoted and Unadjusted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs(a)	Total
Common Stocks	$14,686,870	$—	$—	$14,686,870
Short-Term Investments	231,666	—	—	231,666
Total	$14,918,536	$—	$—	$14,918,536

(a)	The Acquiring Fund measures Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2019, the Acquiring Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4) SECURITIES LENDING

HGI entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to HGI, which includes the Acquiring Fund. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Acquiring Fund negotiated lender fees and the Acquiring Fund receives cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Acquiring Fund's direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2019, the Acquiring Fund did not have securities on loan.

(5) INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

HGI entered into an investment advisory agreement with the Advisor to serve as investment advisor and manager to the Acquiring Fund (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Acquiring Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Acquiring Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2020, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2019, expenses of $59,566 for Investor Class and $48,099 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

B-10

HGI has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Acquiring Fund's distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Acquiring Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Acquiring Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2019, $299,064 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Acquiring Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for the Acquiring Fund, plus 1/10 basis point for the Acquiring Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Acquiring Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Acquiring Fund's assets to these financial intermediaries.

Officers and certain directors of HGI are also officers and/or directors of the Advisor; however, they receive no compensation from the Acquiring Fund.

(6) EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Acquiring Fund that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Acquiring Fund did not retain redemption fees during the year end ended December 31, 2019.

(7) INVESTMENT TRANSACTIONS

During the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
ACQUIRING FUND	$11,359,693	$7,413,177

(8) FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Acquiring Fund’s distributions.

As of and during the year ended December 31, 2019, the Acquiring Fund did not have a liability for any unrecognized tax benefits. The Acquiring Fund files U.S. federal, state, and local tax returns as required. The Acquiring Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2019, are displayed in the table below.

	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
ACQUIRING FUND	$13,375,195	$2,063,906	$(520,565)	$—	$1,543,341

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

B-11

(9) SUBSEQUENT EVENTS

On March 3, 2020, shareholders of the ALPS | WMC Research Value Fund (the “WMC Fund”), a series of Financial Investors Trust, approved the reorganization of the WMC Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “WMC Reorganization”).  The primary purpose of the WMC Reorganization was to restructure the WMC Fund as a fund within the Heartland Funds and combine it with the Acquiring Fund.  The Acquiring Fund is the accounting survivor for financial statement and performance reporting purposes.

The WMC Reorganization provided for the transfer of assets of the WMC Fund to the Mid Cap Value Fund in exchange for Investor Class and Institutional Class shares of the Mid Cap Value Fund and its assumption of the liabilities of the WMC Fund. The WMC Reorganization was effective on March 16, 2020.

Effective March 16, 2020, the Advisor agreed to amend its current operating expense limitation agreement to lower the total expense ratio of the Acquiring Fund to 1.10% for the Investor Class and 0.85% for the Institutional Class through May 1, 2022.

B-12